UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/2011

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus/The Boston Company Emerging Markets Core Equity Fund

-Dreyfus/The Boston Company Large Cap Core Fund

-Dreyfus/The Boston Company Small Cap Growth Fund

-Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

-Dreyfus/The Boston Company Small Cap Value Fund

-Dreyfus/The Boston Company Small/Mid Growth Fund

-Dreyfus/Standish Intermediate Tax Exempt Bond Fund

-Dreyfus/Newton International Equity Fund

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund, covering the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains.Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Sean P. Fitzgibbon, CFA, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of 9.70%, Class C shares returned 9.19% and Class I shares returned 9.99%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 9.61% for the same period.2 Emerging-markets stocks generally rallied over the reporting period while the global economic recovery gathered momentum.The fund’s returns were roughly in line with its benchmark, as relative strength in the technology and energy sectors was balanced by weaker results in the consumer staples and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index.The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Greater Economic Confidence Supported Rallying Markets

The global economic recovery gained traction in the fall of 2010 after a new round of easing of monetary policy by major central banks alleviated investors’ economic worries. In addition, by October most European banks had passed a series of “stress tests,” corporate earnings climbed across a variety of regions and industry groups, mergers-and-acquisitions activity intensified and commodity prices surged higher. Greater clarity regarding fiscal and tax policies in the United States after the national midterm elections in November also supported global investor sentiment.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The resulting rally in global equity markets persisted into February when political uprisings in the Middle East sparked a sharp increase in oil and gas prices, which investors worried might dampen global economic growth. In March, a devastating earthquake, tsunami and nuclear disaster in Japan gave investors cause for concern regarding the world’s second largest economy. However, investor sentiment proved resilient in light of more encouraging economic news in other regions of the world, and most markets had regained all of their lost ground by the reporting period’s end.

In a reversal of the trend over the past several years, emerging equity markets generally produced lower returns than more developed markets during the reporting period. Because most emerging markets were not as severely affected by the Great Recession in 2008 and 2009, their stock markets had less room to rally during the subsequent global economic recovery. In addition, scandals in some markets, most notably India, reminded investors of the risks inherent in investing in former third-world nations.

Stock Selections Produced Positive Results

Our security selection strategy proved effective during the reporting period, achieving especially attractive results in China, where automobile seller Great Wall Motor benefited from surging demand for car and trucks in many of the nation’s more remote cities. From a market sector perspective, the fund achieved above-average results in the information technology sector, where Taiwanese mobile handset maker HTC encountered robust sales of its Android-based phones.The energy sector ranked as the benchmark’s strongest segment and contributed positively to the fund’s relative performance, mainly due to gains in Russian oil giant Gazprom and South Africa’s Sasol.

On the other hand, disappointments during the reporting period included India, where an influence peddling scandal generally depressed investor sentiment. In addition, Indian building materials supplier Sintex Industries was hurt by concerns that the scandal might delay government approvals of some construction projects. Also in India, rising fuel costs hurt earnings of budget airline SpiceJet, which we sold during the reporting period. Finally, the fund suffered shortfalls in the consumer staples sector, as higher costs for raw materials weighed on the earnings of food companies. For example, China Agri-Industries Holdings lost value due to the rising price of soybeans.

4

Positioned for Greater Global Growth

We expect the global economic recovery to persist. Although inflationary pressures remain a concern in Latin America and Asia, some markets in Eastern Europe have so far proved relatively insensitive to rising commodity prices. Consequently, we have increased the fund’s holdings in Russia, where we expect a stock market dominated by energy producers to benefit from high oil prices.We have identified a number of attractively valued opportunities in India, where political risks appear to be easing. Conversely, we recently reduced the fund’s exposure to Indonesia, where stocks have become more richly valued. In our judgment, these strategies position the fund well as the global economic cycle moves to a more mature phase.

April 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets Index
is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. The index consists of 26 MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$11.76	$15.65	$7.85
Ending value (after expenses)	$1,097.00	$1,091.90	$1,099.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$11.30	$15.03	$7.54
Ending value (after expenses)	$1,013.71	$1,009.97	$1,017.45

† Expenses are equal to the fund’s annualized expense ratio of 2.25% for Class A, 3.00% for Class C and 1.50% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2011 (Unaudited)

Common Stocks—88.4%	Shares	Value ($)
Brazil—4.6%
Banco do Brasil	10,600	191,854
Fleury	10,900	161,899
Gafisa	16,800	106,193
Obrascon Huarte Lain Brasil	2,300	87,202
Porto Seguro	5,000	84,525
Rossi Residencial	16,800	140,047
		771,720
China—9.7%
Changyou.com, ADR	3,540 [a]	113,988
China Communications Construction, Cl. H	167,000	159,302
China Construction Bank, Cl. H	340,000	318,646
China Petroleum & Chemical, Cl. H	230,000	230,634
China Vanadium Titano-Magnetite Mining	249,000 [a]	107,237
Evergrande Real Estate Group	181,000	99,592
Great Wall Motor, Cl. H	102,750	189,951
Industrial & Commercial Bank of China, Cl. H	230,000	191,012
Mongolian Mining	104,000	132,899
Weichai Power, Cl. H	13,000	78,967
		1,622,228
Hong Kong—7.6%
China Agri-Industries Holdings	190,481	213,535
China Minsheng Bank, Cl. H	207,500	190,733
China Mobile	37,500	345,421
CNOOC	105,000	264,574
Country Garden Holdings	214,000	93,539
Guangdong Investment	150,000	75,785
Hutchison Whampoa	8,000	94,722
		1,278,309
Hungary—2.0%
MOL Hungarian Oil and Gas	1,690 [a]	216,038
OTP Bank	4,050[a]	119,845
		335,883
India—9.2%
Apollo Tyres	82,250	128,276
Chambal Fertilizers & Chemicals	68,940	121,663

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
India (continued)
Hexaware Technologies	100,860	149,158
Oil & Natural Gas	16,280	105,905
Shree Renuka Sugars	132,370	206,592
Sintex Industries	93,480	317,784
Tata Consultancy Services	5,940	157,508
Tata Motors	8,250	230,785
Welspun	25,680	118,855
		1,536,526
Indonesia—1.7%
Bank Mandiri	125,500	98,007
Bank Pembangunan Daerah Jawa Barat dan Banten	444,500	64,831
Indofood Sukses Makmur	209,000	129,612
		292,450
Malaysia—2.9%
AMMB Holdings	62,000	132,854
Axiata Group	80,800[a]	127,786
KNM Group	108,500	98,873
Tenaga Nasional	57,875	119,428
		478,941
Mexico—2.4%
America Movil, ADR, Ser. L	3,600	209,160
Fomento Economico Mexicano, ADR	3,240	190,188
		399,348
Poland—.8%
KGHM Polska Miedz	2,230	141,515
Russia—8.9%
Gazprom, ADR	15,520	502,382
LUKOIL, ADR	6,550	469,308
Magnitogorsk Iron & Steel Works, GDR	5,030 [b,c,d]	73,589
MMC Norilsk Nickel, ADR	6,432	170,062
Sberbank of Russian, GDR	650	269,444
		1,484,785
South Africa—6.5%
Aveng	24,860	131,080
Exxaro Resources	6,980	170,719

8

Common Stocks (continued)	Shares	Value ($)
South Africa (continued)
FirstRand	47,580	141,369
MTN Group	16,744	338,023
Sasol	5,210	301,502
		1,082,693
South Korea—14.4%
BS Financial Group	11,910 [a]	172,632
Chong Kun Dang Pharmaceutical	2,320	53,085
Daegu Bank	8,440	138,493
Daehan Steel	4,690	43,182
Hana Financial Group	2,200	95,164
Hyundai Mipo Dockyard	906	154,448
Hyundai Mobis	1,284	383,345
Korea Electric Power	3,780[a]	92,695
KT	3,090	109,578
Kukdo Chemical	1,100	56,858
POSCO	261	120,156
Samsung Electronics	645	548,010
SK Holdings	846	127,253
SK Innovation	722	138,878
Woori Finance Holdings	4,780	63,402
Youngone	5,916	56,089
Youngone Holdings	1,804	54,024
		2,407,292
Taiwan—10.6%
Advanced Semiconductor Engineering	74,892	81,242
Asia Cement	53,168	59,756
Catcher Technology	17,000	84,114
Chroma Ate	21,000	67,842
Chunghwa Telecom	23,200	72,267
CTCI	102,000	116,199
Fubon Financial Holding	116,195	154,300
Grand Pacific Petrochemical	130,000	80,016
HON HAI Precision Industry	55,240	193,485
HTC	8,300	324,588
Powertech Technology	38,500	120,581

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Taishin Financial Holdings	233,463	132,187
Taiwan Semiconductor Manufacturing, ADR	24,439	297,667
		1,784,244
Thailand—2.9%
Asian Property Development	338,700	67,836
Bangchak Petroleum	102,800	62,760
Banpu	3,600	83,184
Kasikornbank	30,900	128,712
Krung Thai Bank	103,500	62,229
Krung Thai Bank	135,300	82,312
		487,033
Turkey—4.2%
Arcelik	17,860	82,588
Ford Otomotiv Sanayi	7,500	71,646
Haci Omer Sabanci Holding	21,587	100,382
KOC Holding	25,780	119,880
Turk Telekomunikasyon	43,670	219,474
Turkiye Halk Bankasi	13,800	106,804
		700,774
Total Common Stocks
(cost $11,330,097)		14,803,741

Preferred Stocks—11.4%
Brazil
Banco Bradesco	16,575	338,576
Banco do Estado do Rio Grande do Sul	14,100	173,589
Bradespar	5,500	144,183
Cia de Bebidas das Americas	2,700	75,163
Cia Paranaense de Energia, Cl. B	9,000	245,031
Itau Unibanco Holding	3,924	93,494
Petroleo Brasileiro	14,100	246,220
Usinas Siderurgicas de Minas Gerais, Cl. A	4,350	52,622
Vale, Cl. A	18,900	548,600
Total Preferred Stocks
(cost $1,169,478)		1,917,478

10

Investment of Cash Collateral
for Securities Loaned—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,050)	4,050[e]	4,050
Total Investments (cost $12,503,625)	99.8%	16,725,269
Cash and Receivables (Net)	.2%	28,198
Net Assets	100.0%	16,753,467

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s security on loan was $4,389 and the value of the collateral held by the fund was $4,050.
c The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At March 31, 2011, the value of this security amounted to $73,589 or 0.4% of net assets.
d Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2011, this security had a value of $73,589 or 0.4% of net assets.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.3	Consumer Discretionary	7.2
Energy	16.2	Consumer Staples	4.4
Materials	13.2	Utilities	3.2
Information Technology	12.8	Health Care	1.3
Industrial	9.7	Money Market Investment	.0
Telecommunication Services	8.5		99.8

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,389)—Note 1(c):
Unaffiliated issuers		12,499,575	16,721,219
Affiliated issuers		4,050	4,050
Cash			8,239
Cash denominated in foreign currencies		90,750	92,167
Receivable for investment securities sold			93,789
Dividends and interest receivable			23,503
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			494
Prepaid expenses			26,573
			16,970,034
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			21,673
Payable for investment securities purchased			168,126
Liability for securities on loan—Note 1(c)			4,050
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			329
Accrued expenses			22,389
			216,567
Net Assets ($)			16,753,467
Composition of Net Assets ($):
Paid-in capital			14,288,187
Accumulated distributions in excess of investment income—net			(116,302)
Accumulated net realized gain (loss) on investments			(1,641,646)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			4,223,228
Net Assets ($)			16,753,467

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	192,574	236,361	16,324,532
Shares Outstanding	6,524	8,216	556,194
Net Asset Value Per Share ($)	29.52	28.77	29.35

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $11,494 foreign taxes withheld at source):
Unaffiliated issuers	95,927
Affiliated issuers	39
Income from securities lending—Note 1(c)	250
Total Income	96,216
Expenses:
Investment advisory fee—Note 3(a)	90,612
Custodian fees—Note 3(c)	52,378
Accounting and administrative fees—Note 3(a)	22,500
Auditing fees	18,971
Registration fees	18,265
Shareholder servicing costs—Note 3(c)	12,030
Prospectus and shareholders’ reports	7,375
Legal fees	2,624
Distribution fees—Note 3(b)	931
Trustees’ fees and expenses—Note 3(d)	575
Loan commitment fees—Note 2	22
Miscellaneous	11,184
Total Expenses	237,467
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(111,279)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	126,186
Investment (Loss)—Net	(29,970)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,304,827
Net realized gain (loss) on forward foreign currency exchange contracts	(1,545)
Net Realized Gain (Loss)	1,303,282
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	288,177
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	165
Net Unrealized Appreciation (Depreciation)	288,342
Net Realized and Unrealized Gain (Loss) on Investments	1,591,624
Net Increase in Net Assets Resulting from Operations	1,561,654

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income (loss)—net	(29,970)	117,960
Net realized gain (loss) on investments	1,303,282	2,659,677
Net unrealized appreciation
(depreciation) on investments	288,342	103,765
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,561,654	2,881,402
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(603)	—
Class C Shares	—	(2,360)
Class I Shares	(62,615)	(218,041)
Total Dividends	(63,218)	(220,401)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	81,709	127,583
Class C Shares	6,117	53,392
Class I Shares	145,503	1,420,351
Dividends reinvested:
Class A Shares	512	—
Class C Shares	—	2,139
Class I Shares	4,708	137,480
Cost of shares redeemed:
Class A Shares	(57,369)	(13,885)
Class C Shares	(48,724)	(8,496)
Class I Shares	(1,265,104)	(4,780,001)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,132,648)	(3,061,437)
Total Increase (Decrease) in Net Assets	365,788	(400,436)
Net Assets ($):
Beginning of Period	16,387,679	16,788,115
End of Period	16,753,467	16,387,679
Accumulated distributions in excess of
investment income—net	(116,302)	(23,114)

14

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Class A
Shares sold	2,869	5,107
Shares issued for dividends reinvested	18	—
Shares redeemed	(2,012)	(553)
Net Increase (Decrease) in Shares Outstanding	875	4,554
Class C
Shares sold	217	2,190
Shares issued for dividends reinvested	—	89
Shares redeemed	(1,778)	(369)
Net Increase (Decrease) in Shares Outstanding	(1,561)	1,910
Class I
Shares sold	5,181	59,386
Shares issued for dividends reinvested	169	5,719
Shares redeemed	(45,495)	(200,276)
Net Increase (Decrease) in Shares Outstanding	(40,145)	(135,171)
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	26.99	22.70	13.55
Investment Operations:
Investment income (loss)—net[b]	(.16)	.17	.14
Net realized and unrealized
gain (loss) on investments	2.77	4.12	9.01
Total from Investment Operations	2.61	4.29	9.15
Distributions:
Dividends from investment income—net	(.08)	—	—
Net asset value, end of period	29.52	26.99	22.70
Total Return (%)[c]	9.70[d]	18.85	67.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.71[e]	3.69	11.21[e]
Ratio of net expenses
to average net assets	2.25[e]	2.25	2.00[e]
Ratio of net investment income
(loss) to average net assets	(1.09)[e]	.71	1.56[e]
Portfolio Turnover Rate	32.96[d]	102.30	157.45
Net Assets, end of period ($ x 1,000)	193	152	25

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

16

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	26.36	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.25)	(.13)	(.03)
Net realized and unrealized
gain (loss) on investments	2.66	4.17	9.10
Total from Investment Operations	2.41	4.04	9.07
Distributions:
Dividends from investment income—net	—	(.30)	—
Net asset value, end of period	28.77	26.36	22.62
Total Return (%)[c]	9.19[d]	17.95	66.94[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.96[e]	4.18	3.80[e]
Ratio of net expenses
to average net assets	3.00[e]	3.00	2.75[e]
Ratio of net investment (loss)
to average net assets	(1.84)[e]	(.57)	(.35)[e]
Portfolio Turnover Rate	32.96[d]	102.30	157.45
Net Assets, end of period ($ x 1,000)	236	258	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006[b]
Per Share Data ($):
Net asset value,
beginning of period	26.79	22.67	21.33	33.24	20.55	20.00
Investment Operations:
Investment income (loss)—net[c]	(.05)	.18	.24	.35	.31	.06
Net realized and unrealized
gain (loss) on investments	2.72	4.26	2.21	(8.86)	12.62	.49
Total from Investment Operations	2.67	4.44	2.45	(8.51)	12.93	.55
Distributions:
Dividends from
investment income—net	(.11)	(.32)	(.26)	(.26)	(.24)	—
Dividends from net realized
gain on investments	—	—	(.85)	(3.14)	—	—
Total Distributions	(.11)	(.32)	(1.11)	(3.40)	(.24)	—
Net asset value, end of period	29.35	26.79	22.67	21.33	33.24	20.55
Total Return (%)	9.99[d]	19.73	14.90	(28.51)	63.25	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.86[e]	3.07	3.50	2.74	3.18	8.64[e]
Ratio of net expenses
to average net assets	1.50[e]	1.50	1.43	1.45	1.45	1.45[e]
Ratio of net investment income
(loss) to average net assets	(.33)[e]	.75	1.43	1.21	1.15	1.31[e]
Portfolio Turnover Rate	32.96[d]	102.30	157.45	128	76	31[d]
Net Assets, end of period
($ x 1,000)	16,325	15,978	16,585	15,328	13,671	5,693

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	From July 10, 2006 (commencement of operations) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: funda-

20

mental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	16,647,630	73,589	—	16,721,219
Mutual Funds	4,050	—	—	4,050
Forward Foreign
Currency Exchange
Contracts††	—	494	—	494
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(329)	—	(329)

†		See Statement of Investments for additional detailed categorizations.
††		Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

22

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period ended March 31, 2011, The Bank of New York Mellon earned $135 from lending portfolio securities, pursuant to the securities lending agreement.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	3/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	—		1,462,494	1,462,494	—		—
Dreyfus
Institutional
Cash Advantage
Fund	144,550		2,259,658	2,400,158	4,050		—
Total	144,550		3,722,152	3,862,652	4,050		—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy

24

of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,045,216 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $1,300,051 of the carryover expires in fiscal 2017 and $745,165 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: ordinary income $220,401.The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on March 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed, until February 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively, of the value of such class’ average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $111,279 during the period ended March 31, 2011.

During the period, the Trust had an agreement with The Bank of New York Mellon pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period ended March 31, 2011 for administration and fund accounting services.

26

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2011, Class C shares were charged $931 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class C shares were charged $246 and $310, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $818 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $80 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $52,378 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees

28

$15,865, Rule 12b-1 distribution plan fees $155, shareholder services plan fees $96, custodian fees $25,038, chief compliance officer fees $1,957 and transfer agency per account fees $257, which are offset against an expense reimbursement currently in effect in the amount of $21,695.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2011, redemption fees charged and retained by the fund amounted to $475.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2011, amounted to $5,378,411 and $6,511,697, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Taiwan Dollar,
Expiring 4/1/2011	4,760,000	162,147	161,869	(278)
Turkish Lira,
Expiring 4/1/2011	7,414	4,798	4,801	3

30

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Brazilian Real,
Expiring 4/5/2011	66,110	40,983	40,492	491
South Korean Won,
Expiring 4/4/2011	53,510,328	48,730	48,781	(51)
Gross Unrealized
Appreciation				494
Gross Unrealized
Depreciation				(329)

The following summarizes the average market value of derivatives outstanding for the period ended March 31, 2011:

Average Market Value ($)
Forward contracts	49,829

At March 31, 2011, accumulated net unrealized appreciation on investments was $4,221,644, consisting of $4,380,364 gross unrealized appreciation and $158,720 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and

32

assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and above the Expense Universe median.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2012, so that annual direct fund operating expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively, of the fund’s average daily net assets. A representative of Dreyfus also noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method

34

used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus were reason- able in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
28	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Large Cap
Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Large Cap Core Fund, covering the six-month period from October 1, 2010, through March 31, 2011.

Equities have fared quite well over the past year despite heightened market volatility in the spring and summer of 2010 stemming from a subpar U.S. economic recovery and developments in overseas markets. The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger, better established counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pressures. The implications of this outlook are generally positive for stocks. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Large Cap Core Fund’s Class A shares produced a total return of 17.19%, Class C shares returned 16.79% and Class I shares returned 17.36%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 17.31% for the same period.2

Improving economic conditions drove equities higher during the reporting period. Returns for the fund’s Class I shares were roughly in line with the S&P 500 Index, as relative strength in the information technology, industrials and health care sectors was balanced by shortfalls in the consumer discretionary, utilities and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large-cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large-cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund’s portfolio.The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Improved Economic Confidence Fueled a Market Rally

The economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy alleviated previous concerns. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as by better-than-expected corporate earnings across a number of industry groups.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to equities. However, the rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake and tsunami. Still, stocks generally proved resilient, ending the reporting period with significant gains, on average.

Stock Selections Produced Mixed Results

The fund’s top performer during the reporting period was energy producer Hess, which benefited from higher oil and gas prices. From a market sector perspective, our investment process proved particularly successful in the information technology sector, where we focused on emerging technological trends. For example, software developer Oracle and data warehousing specialist Teradata are participating in the shift among businesses to “cloud computing,” in which data and applications are stored with a provider and accessed over the Internet.We also found opportunities among companies—such as Apple and QUALCOMM—that are driving the growth of smartphones and tablet computers. Conversely, we avoided or maintained underweighted positions in companies that appear to have missed these trends, such as Hewlett-Packard, Microsoft and Cisco Systems. Finally, the fund achieved strong results through International Business Machines, which has solidified its global leadership position in technology consulting, and Alcatel-Lucent, which appears poised for a turnaround.

In the industrials sector, overweighted exposure and strong stock selection among machinery producers bolstered relative performance. We emphasized companies that tend to do well in the later stages of economic cycles, including heavy equipment maker Caterpillar and HVAC specialists Ingersoll-Rand and Thomas & Betts. Defense contractor Textron and engineering company Dover gained substantial value due to rising aircraft demand and a successful restructuring strategy, respectively. Among health care companies, the fund avoided weakness in Johnson & Johnson and Merck & Co., focusing instead on smaller drug developers such as King Pharmaceuticals, which was acquired by Pfizer during the reporting period.

4

Despite strong results from the health care sector overall, the fund’s greatest laggard was diabetes specialist Amalyn Pharmaceuticals, which suffered amid regulatory delays affecting a new product. In the consumer discretionary sector, unfortunate timing in the purchase of Ford Motor weighed on relative performance, Newell Rubbermaid encountered rising raw materials costs, and cruise company Carnival was hurt by higher fuel prices. Results in the utilities sector were undermined in the aftermath of Japan’s nuclear accident by nuclear power producers Entergy and Public Service Enterprise Group. Finally, the fund’s overall results in the energy sector modestly trailed their benchmark component when several exploration-and-production companies lagged market averages later in the reporting period.

Positioned for a More Selective Environment

Although we expect U.S. economic growth to persist, a number of risks have the potential to spark heightened market volatility. We believe that investors are likely to become more selective in such an environment. Consequently, we have positioned the fund for additional gains in corporate earnings in the consumer discretionary, health care and energy sectors.We have identified fewer companies meeting our investment criteria in the materials and consumer staples sectors.

April 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index
is a widely accepted, unmanaged index of U. S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.23	$10.27	$4.88
Ending value (after expenses)	$1,171.90	$1,167.90	$1,173.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.79	$9.55	$4.53
Ending value (after expenses)	$1,019.20	$1,015.46	$1,020.44

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and .90% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—99.4%	Shares	Value ($)
Consumer Discretionary—11.3%
Autoliv	2,420	179,637
Carnival	5,670	217,501
DIRECTV, Cl. A	7,360[a]	344,448
Ford Motor	31,540[a]	470,261
Mattel	11,780	293,675
Newell Rubbermaid	27,280	521,866
News, Cl. A	10,940	192,106
Omnicom Group	9,980	489,619
Stanley Black & Decker	1,990	152,434
Time Warner	7,600	271,320
		3,132,867
Consumer Staples—8.9%
Energizer Holdings	4,030[a]	286,775
Nestle, ADR	5,440	312,691
PepsiCo	8,950	576,470
Philip Morris International	8,140	534,228
Unilever, ADR	20,740	635,059
Walgreen	3,210	128,849
		2,474,072
Energy—14.3%
Alpha Natural Resources	4,930[a]	292,694
Anadarko Petroleum	4,120	337,510
Apache	2,240	293,261
Cameron International	2,550[a]	145,605
Chevron	7,222	775,859
ENSCO, ADR	7,520	434,957
Halliburton	6,610	329,442
Hess	4,670	397,931
National Oilwell Varco	2,700	214,029
Occidental Petroleum	5,040	526,630
Valero Energy	7,620	227,228
		3,975,146
Exchange Traded Funds—.5%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	1,010	133,916

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—14.4%
Aflac	3,630	191,591
American Express	6,280	283,856
Bank of America	42,010	559,993
Capital One Financial	10,370	538,825
Citigroup	134,890[a]	596,214
Hartford Financial Services Group	7,410	199,551
JPMorgan Chase & Co.	5,700	262,770
Lincoln National	12,400	372,496
MetLife	5,750	257,198
Wells Fargo & Co.	22,940	727,198
		3,989,692
Health Care—12.9%
Allscripts Healthcare Solutions	9,380[a]	196,886
CIGNA	7,210	319,259
Covidien	6,737	349,920
Dendreon	3,120[a]	116,782
Gilead Sciences	4,800[a]	203,712
HCA Holdings	4,390[a]	148,689
Human Genome Sciences	10,140[a]	278,343
McKesson	5,070	400,784
Pfizer	47,070	955,992
St. Jude Medical	5,630	288,594
Warner Chilcott, Cl. A	6,040	140,611
Zimmer Holdings	2,930[a]	177,353
		3,576,925
Industrial—11.0%
Caterpillar	4,950	551,182
Cummins	2,370	259,799
Dover	5,800	381,292
General Electric	32,800	657,640
Ingersoll-Rand	7,720	372,953
Norfolk Southern	3,650	252,836
Textron	9,430	258,288
Thomas & Betts	2,860[a]	170,084

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Tyco International	3,657	163,724
		3,067,798
Materials—1.6%
CF Industries Holdings	920	125,847
E.I. du Pont de Nemours & Co.	5,940	326,522
		452,369
Technology—19.2%
Alcatel-Lucent, ADR	41,830[a]	243,032
Amazon.com	860[a]	154,912
Apple	2,880[a]	1,003,536
BMC Software	7,550[a]	375,537
Electronic Arts	7,410[a]	144,717
EMC	9,830[a]	260,986
Google, Cl. A	770[a]	451,382
Informatica	4,310[a]	225,111
International Business Machines	5,220	851,225
Motorola Mobility Holdings	2,082[a]	50,801
Motorola Solutions	2,364[a]	105,647
NetApp	2,570[a]	123,823
Oracle	19,780	660,059
QUALCOMM	8,620	472,635
Teradata	3,531[a]	179,022
		5,302,425
Telecommunication
Services—2.4%
AT&T	21,720	664,632
Utilities—2.9%
American Electric Power	4,150	145,831
Entergy	2,970	199,614
NextEra Energy	3,540	195,125
Public Service Enterprise Group	8,820	277,918
		818,488
Total Common Stocks
(cost $22,451,565)		27,588,330

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,999)	10,999[b]	10,999

Total Investments (cost $22,462,564)	99.4%	27,599,329
Cash and Receivables (Net)	.6%	179,697
Net Assets	100.0%	27,779,026

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	19.2	Utilities	2.9
Financial	14.4	Telecommunication Services	2.4
Energy	14.3	Materials	1.6
Health Care	12.9	Exchange Traded Funds	.5
Consumer Discretionary	11.3	Money Market Investment	.0
Industrial	11.0
Consumer Staples	8.9		99.4

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		22,451,565	27,588,330
Affiliated issuers		10,999	10,999
Cash			79,034
Receivable for investment securities sold			1,208,749
Dividends and interest receivable			22,466
Receivable for shares of Beneficial Interest subscribed			1,210
Prepaid expenses			25,550
			28,936,338
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			18,571
Bank note payable			1,100,000
Interest payable—Note 2			132
Accrued expenses			38,609
			1,157,312
Net Assets ($)			27,779,026
Composition of Net Assets ($):
Paid-in capital			35,257,680
Accumulated undistributed investment income—net			96,123
Accumulated net realized gain (loss) on investments			(12,711,542)
Accumulated net unrealized appreciation
(depreciation) on investments			5,136,765
Net Assets ($)			27,779,026

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	312,490	33,876	27,432,660
Shares Outstanding	8,562	931.22	750,220
Net Asset Value Per Share ($)	36.50	36.38	36.57

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	260,304
Affiliated issuers	121
Total Income	260,425
Expenses:
Investment advisory fee—Note 3(a)	79,374
Accounting and administration fee—Note 3(a)	28,500
Shareholder servicing costs—Note 3(c)	27,202
Auditing fees	26,031
Registration fees	18,528
Custodian fees—Note 3(c)	16,528
Prospectus and shareholders’ reports	2,103
Trustees’ fees and expenses—Note 3(d)	1,062
Interest expense—Note 2	433
Distribution fees—Note 3(b)	89
Loan commitment fees—Note 2	42
Miscellaneous	7,791
Total Expenses	207,683
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(64,053)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	143,627
Investment Income—Net	116,798
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,569,738
Net unrealized appreciation (depreciation) on investments	1,464,504
Net Realized and Unrealized Gain (Loss) on Investments	5,034,242
Net Increase in Net Assets Resulting from Operations	5,151,040

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	116,798	257,087
Net realized gain (loss) on investments	3,569,738	3,595,387
Net unrealized appreciation
(depreciation) on investments	1,464,504	200,923
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,151,040	4,053,397
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(447)	(50)
Class I Shares	(275,220)	(131,718)
Total Dividends	(275,667)	(131,768)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	251,257	30,030
Class C Shares	22,020	—
Class I Shares	2,184,506	3,840,994
Dividends reinvested:
Class A Shares	339	8
Class I Shares	195,227	76,544
Cost of shares redeemed:
Class A Shares	(120)	—
Class C Shares	(6,234)	—
Class I Shares	(11,070,359)	(11,133,307)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,423,364)	(7,185,731)
Total Increase (Decrease) in Net Assets	(3,547,991)	(3,264,102)
Net Assets ($):
Beginning of Period	31,327,017	34,591,119
End of Period	27,779,026	31,327,017
Undistributed investment income—net	96,123	254,992

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Class A
Shares sold	6,991	994
Shares issued for dividends reinvested	10	—[a]
Shares redeemed	(4)	—
Net Increase (Decrease) in Shares Outstanding	6,997	994
Class C
Shares sold	621	—
Shares redeemed	(175)	—
Net Increase (Decrease) in Shares Outstanding	446	—
Class I
Shares sold	63,161	129,178
Shares issued for dividends reinvested	5,777	2,637
Shares redeemed	(313,752)	(373,140)
Net Increase (Decrease) in Shares Outstanding	(244,814)	(241,325)

a Amount represents less than 1 share.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	31.35	27.93	20.60
Investment Operations:
Investment income—net[b]	.07	.16	.09
Net realized and unrealized
gain (loss) on investments	5.30	3.35	7.43
Total from Investment Operations	5.37	3.51	7.52
Distributions:
Dividends from investment income—net	(.22)	(.09)	(.19)
Net asset value, end of period	36.50	31.35	27.93
Total Return (%)[c]	17.19[d]	12.58	36.67[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13[e]	1.43	4.43[e]
Ratio of net expenses to average net assets	1.15[e]	1.15	1.15[e]
Ratio of net investment income
to average net assets	.44[e]	.53	.74[e]
Portfolio Turnover Rate	34.51[d]	82.28	116.21
Net Assets, end of period ($ x 1,000)	312	49	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	31.14	27.87	20.60
Investment Operations:
Investment income (loss)—net[b]	(.06)	(.06)	.00[c]
Net realized and unrealized
gain (loss) on investments	5.30	3.33	7.41
Total from Investment Operations	5.24	3.27	7.41
Distributions:
Dividends from investment income—net	—	—	(.14)
Net asset value, end of period	36.38	31.14	27.87
Total Return (%)[d]	16.79[e]	11.73	36.16[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07[f]	2.40	3.45[f]
Ratio of net expenses to average net assets	1.90[f]	1.90	1.90[f]
Ratio of net investment income
(loss) to average net assets	(.32)[f]	(.19)	.01[f]
Portfolio Turnover Rate	34.51[e]	82.28	116.21
Net Assets, end of period ($ x 1,000)	34	15	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

16

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	31.42	27.95	30.39	43.28	37.58	39.57
Investment Operations:
Investment income—net[b]	.13	.24	.34	.43	.43	.36
Net realized and unrealized
gain (loss) on investments	5.30	3.35	(2.38)	(9.32)[c]	7.01[c]	3.22
Total from Investment Operations	5.43	3.59	(2.04)	(8.89)	7.44	3.58
Distributions:
Dividends from
investment income—net	(.28)	(.12)	(.40)	(.53)	(.33)	(.39)
Dividends from net realized
gain on investments	—	—	—	(3.47)	(1.41)	(5.18)
Total Distributions	(.28)	(.12)	(.40)	(4.00)	(1.74)	(5.57)
Net asset value, end of period	36.57	31.42	27.95	30.39	43.28	37.58
Total Return (%)	17.36[d]	12.87	(6.43)	(22.41)	20.27	9.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30[e]	1.23	1.23	.84	.80[f]	.99[f]
Ratio of net expenses
to average net assets	.90[e]	.90	.91	.84	.80[f]	.90[f]
Ratio of net investment income
to average net assets	.74[e]	.81	1.43	1.17	1.05	.98
Portfolio Turnover Rate	34.51[d]	82.28	116.21	61	59[g]	103[g]
Net Assets, end of period
($ x 1,000)	27,433	31,263	34,562	59,996	122,591	93,745

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds received by the fund amounting to $.02 and $.04 per share for the years ended
September 30, 2008 and 2007, respectively.
d	Not annualized.
e	Annualized.
f	For the period October 1, 2006 to September 19, 2007 and for the fiscal year ended September 30, 2006, the ratios include the fund’s share of the TBC Large Cap Core Portfolio’s (the “Portfolio”) allocated expenses.
g	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in securities. Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amount shown for 2006 is the ratio for the Portfolio.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class A and Class C shares of the fund.

18

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	25,649,038	—	—	25,649,038
Equity Securities—
Foreign†	1,805,376	—	—	1,805,376
Mutual Funds/
Exchange Traded
Funds	144,915	—	—	144,915

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	3/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	55,809		3,273,752	3,318,562	10,999.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

22

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $16,082,170 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $6,566,434 of the carryover expires in fiscal 2017 and $9,515,736 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: ordinary income $131,768.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011 was approximately $61,000 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $64,053 during the period ended March 31, 2011.

During the period, the Trust had an agreement with The Bank of New York Mellon, pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $28,500 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for

24

the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2011, Class C shares were charged $89 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class C shares were charged $159 and $30, respectively, pursuant to the Shareholder Services Plan.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $710 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $99 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $16,528 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $12,209, Rule 12b-1 distribution plan fees $22, shareholder services plan fees $72, custodian fees $15,000, chief compliance officer fees $1,957 and transfer agency per account fees $6,595, which are offset against an expense reimbursement currently in effect in the amount of $17,284.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The

26

Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by theTrust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $10,792,848 and $19,472,066, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $5,136,765, consisting of $5,484,885 gross unrealized appreciation and $348,120 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and adminis-

28

tration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for each of the various periods, and the fund ranked first in the Performance Group for the one-year and ten-year periods ended December 31, 2010 and was ranked in the first quartile of the Performance Group in all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and at the Expense Universe median.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .90% of the fund’s average daily net assets.A representative of Dreyfus also noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

30

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus were rea- sonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which

32

lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

The Fund	33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession.As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains. Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of 25.61%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 27.93% for the same period.2

Improving economic conditions drove small-cap stocks higher during the reporting period. Although the fund participated to a significant degree in the market’s gains, its returns lagged the benchmark as shortfalls in the financials, information technology and consumer discretionary sectors offset above-average results in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Improved Economic Confidence Fueled a Market Rally

The U.S. economic recovery gained traction in the fall of 2010 after the Federal Reserve Board embarked on a new round of quantitative easing of monetary policy, helping to alleviate investors’ concerns regarding a possible return to recession.A more optimistic investment outlook was

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

reinforced by subsequent improvements in U.S. employment and consumer spending, as well as by better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake, tsunami and nuclear disaster. Still, stocks generally proved resilient, rebounding quickly and ending the reporting period with significant gains, on average. Small-cap stocks produced substantially higher returns than their large-cap counterparts over the reporting period, and growth stocks generally outperformed value-oriented stocks.

Stock Selections Produced Mixed Results

The fund’s relative performance in the financials sector was undermined by mortgage services provider Altisource Portfolio Solutions, which exhibited lower-than-expected EPS results during the reporting period. In addition, consumer finance company Green Dot suffered due to concerns regarding proposed government regulations targeting prepaid debit cards.

In the information technology sector, marketing technology solutions provider Acxiom declined following changes in its management team and reduced quarterly earnings guidance. Electronic components maker Sanmina-SCI was hurt by the resignation of its chief financial officer, and the company issued reduced earnings guidance. Among consumer discretionary companies, general merchandiser 99 Cents Only Stores saw lower sales during the 2010 holiday season due to weather disruptions.

The fund achieved better relative results in the energy sector, which generally benefited from rising commodity prices. Independent exploration-and-production company Gulfport Energy moved higher as the company’s entry into the Utica shale in Ohio and gas discovery in Thailand provided strong growth opportunities for the stock. Oil States International advanced due to strong results from its remote site accommodations business unit after a strategic acquisition. Pioneer Drilling achieved better-than-expected revenues and profit margins amid

4

increased oil and gas production in the United States and Columbia. In the materials sector, successful stock selections included Schnitzer Steel Industries, which increased sales and revenues as commodity prices climbed. Improved production and utilization rates at Horsehead Holding enabled the mining company to boost sales of zinc and nickel.

Positioned for a More Selective Environment

We expect the U.S. economic recovery to continue, which could lead to increased hiring and higher corporate earnings in a number of industries.At the same time, we are aware of potential headwinds that could dampen economic growth and earnings, including ongoing geopolitical instability and the impact of intensifying inflationary pressures on input costs for some businesses.We believe that investors are likely to become more selective in such an environment as they focus more intently on individual companies’ underlying business fundamentals and place less emphasis on macroeconomic developments.

Consequently, we have positioned the fund for additional gains in the energy sector, where we believe commodity prices are likely to remain elevated amid rising demand for a limited supply of crude oil.We have identified fewer companies meeting our investment criteria in the consumer discretionary sector.

April 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

Expenses paid per $1,000†	$5.34
Ending value (after expenses)	$1,256.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

Expenses paid per $1,000†	$4.78
Ending value (after expenses)	$1,020.19

Expenses are equal to the fund’s annualized expense ratio of .95% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—98.1%	Shares	Value ($)
Consumer Discretionary—15.2%
Aaron’s	106,920[a]	2,711,491
Buffalo Wild Wings	12,590 [a,b]	685,274
Cheesecake Factory	45,320[a,b]	1,363,679
Citi Trends	80,660[b]	1,797,911
Interface, Cl. A	144,070	2,663,854
Interval Leisure Group	69,010 [b]	1,128,313
Jarden	48,200[a] [a]	1,714,474
JOS. A. Bank Clothiers	30,503 [a,b]	1,551,993
Lions Gate Entertainment	273,030[b]	1,706,437
Papa John’s International	40,670 [a,b]	1,288,019
Regis	125,250[a]	2,221,935
Select Comfort	205,740[a,b]	2,481,224
Stage Stores	44,500[a]	855,290
Tractor Supply	33,050	1,978,373
Ulta Salon, Cosmetics & Fragrance	34,950[a,b]	1,682,144
VistaPrint	52,470[b]	2,723,193
Vitamin Shoppe	65,760[a,b]	2,224,661
Warnaco Group	64,470[a,b]	3,687,039
		34,465,304
Consumer Staples—3.0%
Casey’s General Stores	41,440[a,b]	1,616,160
Darling International	127,800 [b]	1,964,286
Inter Parfums	110,870[a,b]	2,052,204
United Natural Foods	25,010[a,b]	1,120,948
		6,753,598
Energy—9.2%
Bill Barrett	70,570[a,b]	2,816,449
Brigham Exploration	48,220 [a,b]	1,792,820
Cal Dive International	177,300 [b]	1,237,554
Carrizo Oil & Gas	87,736[a,b]	3,240,090
Dril-Quip	23,460[b]	1,854,044
Global Industries	158,570[a,b]	1,552,400
Gulfport Energy	76,810[a,b]	2,776,681
Northern Oil and Gas	39,110[a,b]	1,044,237

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Oil States International	44,940 [a,b]	3,421,732
Pioneer Drilling	92,170[b]	1,271,946
		21,007,953
Financial—8.8%
Brookline Bancorp	65,050	684,976
Dime Community Bancshares	105,320[a]	1,554,523
Green Dot, Cl. A	22,930[a]	983,926
Hatteras Financial	38,410	1,080,089
Hersha Hospitality Trust	172,480 [a,c]	1,024,531
MarketAxess Holdings	91,290	2,209,218
MFA Financial	142,980[c]	1,172,436
Portfolio Recovery Associates	38,480[a,b]	3,275,802
Potlatch	71,090[a,c]	2,857,818
Resolute Energy	74,270[a,b]	1,347,258
Signature Bank	20,070[a,b]	1,131,948
World Acceptance	40,420[a,b]	2,635,384
		19,957,909
Health Care—17.2%
Alexion Pharmaceuticals	25,390 [a,b]	2,505,485
Allscripts Healthcare Solutions	84,020 [b]	1,763,580
Analogic	41,650[a]	2,355,307
Catalyst Health Solutions	38,880 [a,b]	2,174,558
Centene	55,170[a,b]	1,819,507
Chemed	33,420	2,226,106
Cooper	49,010[a]	3,403,745
Exact Sciences	52,960[b]	389,786
Exelixis	121,480[a,b]	1,372,724
HeartWare International	11,230 [a,b]	960,502
MAP Pharmaceuticals	121,620[a,b]	1,677,140
Masimo	33,620[a]	1,112,822
PerkinElmer	87,090	2,287,854
Pharmasset	25,560[a,b]	2,011,828
Salix Pharmaceuticals	67,150 [a,b]	2,352,265
SXC Health Solutions	54,540[b]	2,988,792

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Theravance	62,970[a,b]	1,525,133
Thermo Fisher Scientific	33,480[b]	1,859,814
United Therapeutics	18,530[a,b]	1,241,881
ViroPharma	64,990[a,b]	1,293,301
Volcano	72,403[a,b]	1,853,517
		39,175,647
Industrial—14.8%
American Reprographics	52,310[a,b]	541,408
Columbus McKinnon	63,310[a,b]	1,168,703
Corporate Executive Board	54,620[a]	2,205,009
Crane	51,830	2,510,127
EMCOR Group	59,580[b]	1,845,193
EnerSys	83,950[a,b]	3,337,012
EnPro Industries	40,160[a,b]	1,458,611
Exponent	45,760[b]	2,041,354
GeoEye	43,050[b]	1,790,019
Interline Brands	79,930[b]	1,630,572
Kforce	204,600[a,b]	3,744,180
Middleby	19,880[a,b]	1,853,214
Mueller Industries	72,370[a]	2,650,189
Old Dominion Freight Line	33,820[b]	1,186,744
Taleo, Cl. A	61,410[a,b]	2,189,267
Teledyne Technologies	46,935[b]	2,427,009
Werner Enterprises	44,430[a]	1,176,062
		33,754,673
Materials—3.4%
AMCOL International	45,950[a]	1,653,281
Arch Chemicals	51,590[a]	2,145,628
Horsehead Holding	82,180[b]	1,401,169
Intrepid Potash	74,620[a,b]	2,598,268
		7,798,346
Technology—25.5%
Advanced Energy Industries	135,920[b]	2,222,292
Blackboard	40,490[a,b]	1,467,358

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
CACI International, Cl. A	61,660[a,b]	3,780,991
Commvault Systems	90,690[b]	3,616,717
Constant Contact	95,990[a,b]	3,350,051
Fair Isaac	56,630[a]	1,790,074
Harmonic	508,810[a,b]	4,772,638
Ixia	28,290[a,b]	449,245
KEMET	125,530[b]	1,861,610
MAXIMUS	25,300[a]	2,053,601
Mellanox Technologies	41,310[b]	1,042,251
Netgear	93,350[b]	3,028,274
NetScout Systems	103,090[a,b]	2,816,419
OmniVision Technologies	106,520[a,b]	3,784,656
PMC-Sierra	140,100[a,b]	1,050,750
QLogic	110,270[a,b]	2,045,508
Quality Systems	17,270[a]	1,439,282
Quest Software	61,830[b]	1,569,864
Rackspace Hosting	45,830[a,b]	1,963,816
Rovi	12,723[a,b]	682,589
Sanmina-SCI	116,990[b]	1,311,458
ShoreTel	146,100[b]	1,202,403
SuccessFactors	57,830[a,b]	2,260,575
Triquint Semiconductor	235,540[a,b]	3,040,821
Ultratech	72,660[b]	2,136,204
VeriFone Holdings	29,850[a,b]	1,640,258
Vocus	64,830[a,b]	1,676,504
		58,056,209
Telecommunication Services—1.0%
Aruba Networks	65,670[a,b]	2,222,273
Total Common Stocks
(cost $173,456,863)		223,191,912

10

Other Investment—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,443,340)	4,443,340 [d]	4,443,340

Investment of Cash Collateral
for Securities Loaned—24.7%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $56,253,265)	56,253,265 [d]	56,253,265

Total Investments (cost $234,153,468)	124.8%	283,888,517
Liabilities, Less Cash and Receivables	(24.8%)	(56,472,200)
Net Assets	100.0%	227,416,317

a Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was
$55,054,698 and the value of the collateral held by the fund was $56,253,265.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	26.7	Financial	8.8
Technology	25.5	Materials	3.4
Health Care	17.2	Consumer Staples	3.0
Consumer Discretionary	15.2	Telecommunication Services	1.0
Industrial	14.8
Energy	9.2		124.8

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $55,054,698)—Note 1(b):
Unaffiliated issuers	173,456,863	223,191,912
Affiliated issuers	60,696,605	60,696,605
Cash		126,071
Receivable for investment securities sold		4,713,716
Dividends and interest receivable		84,742
Receivable for shares of Beneficial Interest subscribed		27,668
Prepaid expenses		10,959
		288,851,673
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		179,829
Liability for securities on loan—Note 1(b)		56,253,265
Payable for investment securities purchased		4,337,873
Payable for shares of Beneficial Interest redeemed		613,753
Accrued expenses		50,636
		61,435,356
Net Assets ($)		227,416,317
Composition of Net Assets ($):
Paid-in capital		187,287,675
Accumulated Investment (loss)—net		(148,601)
Accumulated net realized gain (loss) on investments		(9,457,806)
Accumulated net unrealized appreciation
(depreciation) on investments		49,735,049
Net Assets ($)		227,416,317
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		3,797,175
Net Asset Value, offering and redemption price per share ($)		59.89
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	841,728
Affiliated issuers	3,186
Income from securities lending—Note 1(b)	66,086
Total Income	911,000
Expenses:
Investment advisory fee—Note 3(a)	897,998
Custodian fees—Note 3(b)	56,458
Shareholder servicing costs—Note 3(b)	34,392
Professional fees	34,259
Accounting and administration fees—Note 3(a)	22,500
Trustees’ fees and expenses—Note 3(c)	7,892
Prospectus and shareholders’ reports	6,891
Registration fees	3,151
Miscellaneous	5,935
Total Expenses	1,069,476
Less—reduction in fees due to earnings credits—Note 3(b)	(15)
Net Expenses	1,069,461
Investment (Loss)—Net	(158,461)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,917,352
Net unrealized appreciation (depreciation) on investments	14,412,970
Net Realized and Unrealized Gain (Loss) on Investments	51,330,322
Net Increase in Net Assets Resulting from Operations	51,171,861
See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010[a]
Operations ($):
Investment (loss)—net	(158,461)	(744,979)
Net realized gain (loss) on investments	36,917,352	36,441,395
Net unrealized appreciation
(depreciation) on investments	14,412,970	(12,492,874)
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,171,861	23,203,542
Beneficial Interest Transactions ($):
Net proceeds from shares sold	8,125,232	14,174,094
Cost of shares redeemed	(51,024,585)	(117,797,097)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(42,899,353)	(103,623,003)
Total Increase (Decrease) in Net Assets	8,272,508	(80,419,461)
Net Assets ($):
Beginning of Period	219,143,809	299,563,270
End of Period	227,416,317	219,143,809
Undistributed investment income (loss)—net	(148,601)	9,860
Capital Share Transactions (Shares):
Class I
Shares sold	147,345	316,382
Shares redeemed	(945,944)	(2,629,565)
Net Increase (Decrease) in Shares Outstanding	(798,599)	(2,313,183)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	47.68	43.36	49.89	59.41	49.67	46.30
Investment Operations:
Investment (loss)—net[b]	(.04)	(.13)	(.12)	(.11)	(.11)	(.14)
Net realized and unrealized
gain (loss) on investments	12.25	4.45	(6.41)	(9.41)[c]	9.85[c]	3.51
Total from Investment Operations	12.21	4.32	(6.53)	(9.52)	9.74	3.37
Net asset value, end of period	59.89	47.68	43.36	49.89	59.41	49.67
Total Return (%)	25.61[d]	9.96	(13.14)	(16.02)	19.61	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95[e]	.94	1.00	1.01	1.09[f]	1.38[f]
Ratio of net expenses
to average net assets	.95[e]	.94	1.00	1.01	1.09[f]	1.10[f]
Ratio of net investment (loss)
to average net assets	(.14)[e]	(.29)	(.34)	(.20)	(.20)	(.30)
Portfolio Turnover Rate	79.80[d]	181.09	271	207	175[g]	166[g]
Net Assets, end of period
($ x 1,000)	227,416	219,144	299,563	232,706	186,991	42,103

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.01 for the year ended September 30, 2007.
d	Not annualized.
e	Annualized.
f	Includes the fund’s share of the TBC Small Cap Growth Portfolio’s (the “Portfolio”) allocated expenses.
g	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.The amount shown for 2006 the turnover rate for the Portfolio.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

16

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	218,456,891	—	—	218,456,891
Equity Securities—
Foreign†	4,735,021	—	—	4,735,021
Mutual Funds	60,696,605	—	—	60,696,605
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair

18

value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011, The Bank of New York Mellon earned $22,029 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value	Net
Company	9/30/2010	($)	Purchases ($)	Sales	($) 3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,074,283		50,714,232		49,345,175 4,443,340	2.0
Dreyfus
Institutional
Cash
Advantage
Fund	15,429,349		128,581,938		87,758,022 56,253,265	24.7
Total	18,503,632		179,296,170		137,103,197 60,696,605	26.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

20

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $43,977,365 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $939,793 of the carryover expires in fiscal 2011, $31,203,109 expires in fiscal 2017 and $11,834,463 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenact-ment capital loss carryovers may be more likely to expire unused.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on March 31, 2011, the fund did not borrow under the Facilities.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

During the period, the Trust had an agreement with The Bank of NewYork Mellon, pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

22

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $4,866 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $567 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $15.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $56,458 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $150,623, custodian fees $26,000, chief compliance officer fees $1,957 and transfer agency per account fees $1,249.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $175,911,118 and $219,201,870, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $49,735,049, consisting of $52,274,391 gross unrealized appreciation and $2,539,342 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board expressed its concern with the fund’s performance and requested that Dreyfus take steps to improve it. Representatives of Dreyfus discussed with the Board members the investment style and strategy used by the fund’s portfolio managers to identify and select stocks and the role of

26

fundamental analysis in selecting stocks. Dreyfus representatives agreed to advise the Board of steps being taken to improve fund performance at an upcoming Board meeting.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and the approval of

28

the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

* The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and to renew the Investment Advisory Agreement only for a six-month period, through October 4, 2011.

  The Board concluded that the fees payable to Dreyfus were reason- able in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

The Fund	29

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund covers the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession.As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains. Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund produced a total return of 25.51%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 27.93% for the same period.2

Improving economic conditions drove small-cap stocks higher during the reporting period. Although the fund participated to a significant degree in the market’s gains, its returns lagged the benchmark as shortfalls in the financials, information technology and consumer discretionary sectors offset above-average results in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index. When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth. We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Improved Economic Confidence Fueled a Market Rally

The U.S. economic recovery gained traction in the fall of 2010 after the Federal Reserve Board embarked on a new round of quantitative easing of monetary policy, helping to alleviate investors’ concerns regarding a possible return to recession.A more optimistic investment outlook was

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

reinforced by subsequent improvements in U.S. employment and consumer spending, as well as by better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake, tsunami and nuclear disaster. Still, stocks generally proved resilient, rebounding quickly and ending the reporting period with significant gains, on average. Small-cap stocks produced substantially higher returns than their large-cap counterparts over the reporting period, and growth stocks generally outperformed value-oriented stocks.

Stock Selections Produced Mixed Results

The fund’s relative performance in the financials sector was undermined by mortgage services provider Altisource Portfolio Solutions, which exhibited lower-than-expected EPS results during the reporting period. In addition, consumer finance company Green Dot suffered due to concerns regarding proposed government regulations targeting prepaid debit cards.

In the information technology sector, marketing technology solutions provider Acxiom declined following changes in its management team and reduced quarterly earnings guidance. Electronic components maker Sanmina-SCI was hurt by the resignation of its chief financial officer, and the company issued reduced earnings guidance. Among consumer discretionary companies, general merchandiser 99 Cents Only Stores saw lower sales during the 2010 holiday season due to weather disruptions.

The fund achieved better relative results in the energy sector, which generally benefited from rising commodity prices. Independent exploration-and-production company Gulfport Energy moved higher as the company’s entry into the Utica shale in Ohio and gas discovery in Thailand both provided strong growth opportunities for the stock, and Oil States International advanced due to strong results from its remote site accommodations business unit after a strategic acquisition. Pioneer Drilling achieved better-than-expected revenues and profit margins amid increased oil and gas production in the United States and Columbia. In

4

the materials sector, successful stock selections included Schnitzer Steel Industries, which increased sales and revenues as commodity prices climbed. Improved production and utilization rates at Horsehead Holding enabled the mining company to boost sales of zinc and nickel.

Positioned for a More Selective Environment

We expect the U.S. economic recovery to continue, which could lead to increased hiring and higher corporate earnings in a number of industries.At the same time, we are aware of potential headwinds that could dampen economic growth and earnings, including ongoing geopolitical instability and the impact of intensifying inflationary pressures on input costs for some businesses.We believe that investors are likely to become more selective in such an environment as they focus more intently on individual companies’ underlying business fundamentals and place less emphasis on macroeconomic developments.

Consequently, we have positioned the fund for additional gains in the energy sector, where we believe commodity prices are likely to remain elevated amid rising demand for a limited supply of crude oil.We have identified fewer companies meeting our investment criteria in the consumer discretionary sector.

April 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapTax-Sensitive Equity Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

Expenses paid per $1,000†	$5.62
Ending value (after expenses)	$1,255.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

Expenses paid per $1,000†	$5.04
Ending value (after expenses)	$1,019.95

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—98.8%	Shares	Value ($)
Consumer Discretionary—15.2%
Aaron’s	91,960[a]	2,332,106
Buffalo Wild Wings	10,420 [b]	567,161
Cheesecake Factory	37,540[a,b]	1,129,579
Citi Trends	67,000[b]	1,493,430
Interface, Cl. A	118,060	2,182,929
Interval Leisure Group	57,260[b]	936,201
Jarden	39,000[a]	1,387,230
JOS. A. Bank Clothiers	25,279 [a,b]	1,286,196
Lions Gate Entertainment	222,852[b]	1,392,825
Papa John’s International	33,240 [b]	1,052,711
Regis	102,300[a]	1,814,802
Select Comfort	169,400[b]	2,042,964
Stage Stores	36,940	709,987
Tractor Supply	27,180	1,626,995
Ulta Salon, Cosmetics & Fragrance	29,010[a,b]	1,396,251
VistaPrint	42,210[b]	2,190,699
Vitamin Shoppe	54,070[a,b]	1,829,188
Warnaco Group	53,360[b]	3,051,658
		28,422,912
Consumer Staples—3.0%
Casey’s General Stores	34,340[a]	1,339,260
Darling International	105,170 [b]	1,616,463
Inter Parfums	93,090	1,723,096
United Natural Foods	20,430 [a,b]	915,673
		5,594,492
Energy—9.2%
Bill Barrett	58,490[a,b]	2,334,336
Brigham Exploration	38,550 [b]	1,433,289
Cal Dive International	145,480 [b]	1,015,450
Carrizo Oil & Gas	72,913[b]	2,692,677
Dril-Quip	19,420[b]	1,534,763
Global Industries	131,720[a,b]	1,289,539
Gulfport Energy	63,760[a,b]	2,304,924
Northern Oil and Gas	32,450 [a,b]	866,415

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Oil States International	36,480 [a,b]	2,777,587
Pioneer Drilling	76,450[b]	1,055,010
		17,303,990
Exchange Traded Funds—.7%
iShares Russell 2000 Growth Index Fund	13,340[a]	1,271,836
Financial—8.8%
Brookline Bancorp	53,230	560,512
Dime Community Bancshares	91,120	1,344,931
Green Dot, Cl. A	18,760[a]	804,992
Hatteras Financial	31,420	883,530
Hersha Hospitality Trust	143,280[a,c]	851,083
MarketAxess Holdings	76,520 [a]	1,851,784
MFA Financial	116,080[c]	951,856
Portfolio Recovery Associates	31,930[a,b]	2,718,201
Potlatch	58,840[c]	2,365,368
Resolute Energy	60,310[a,b]	1,094,023
Signature Bank	16,650[a,b]	939,060
World Acceptance	33,240[a,b]	2,167,248
		16,532,588
Health Care—17.1%
Alexion Pharmaceuticals	20,420 [b]	2,015,046
Allscripts Healthcare Solutions	67,670 [b]	1,420,393
Analogic	33,320	1,884,246
Catalyst Health Solutions	32,260 [b]	1,804,302
Centene	44,330[b]	1,462,003
Chemed	27,850	1,855,088
Cooper	40,730[a]	2,828,698
Exact Sciences	43,830[b]	322,589
Exelixis	100,800[a,b]	1,139,040
HeartWare International	9,360 [a,b]	800,561
MAP Pharmaceuticals	100,730[a,b]	1,389,067
Masimo	28,020[a]	927,462
PerkinElmer	72,690	1,909,566
Pharmasset	21,200[b]	1,668,652
Salix Pharmaceuticals	54,220 [a,b]	1,899,327
SXC Health Solutions	43,970 [b]	2,409,556

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Theravance	51,890[a,b]	1,256,776
Thermo Fisher Scientific	26,690[b]	1,482,630
United Therapeutics	15,180[a,b]	1,017,364
ViroPharma	54,160[a,b]	1,077,784
Volcano	60,830[a,b]	1,557,248
		32,127,398
Industrial—14.8%
American Reprographics	43,290[b]	448,051
Columbus McKinnon	50,900[b]	939,614
Corporate Executive Board	45,210	1,825,128
Crane	41,920	2,030,186
EMCOR Group	48,740[b]	1,509,478
EnerSys	69,750[b]	2,772,562
EnPro Industries	33,060[a,b]	1,200,739
Exponent	37,660[b]	1,680,013
GeoEye	35,710[b]	1,484,822
Interline Brands	64,780[a,b]	1,321,512
Kforce	165,840[a,b]	3,034,872
Middleby	16,030[a,b]	1,494,317
Mueller Industries	60,410	2,212,214
Old Dominion Freight Line	28,050[b]	984,274
Taleo, Cl. A	50,710[b]	1,807,812
Teledyne Technologies	38,628[b]	1,997,454
Werner Enterprises	36,570[a]	968,008
		27,711,056
Materials—3.4%
AMCOL International	38,000[a]	1,367,240
Arch Chemicals	42,870[a]	1,782,963
Horsehead Holding	67,750[b]	1,155,137
Intrepid Potash	61,950[a,b]	2,157,099
		6,462,439
Technology—25.6%
Advanced Energy Industries	111,110[b]	1,816,648
Blackboard	33,300[a,b]	1,206,792
CACI International, Cl. A	50,704[a,b]	3,109,169
Commvault Systems	74,390[b]	2,966,673

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Constant Contact	78,950[a,b]	2,755,355
Fair Isaac	47,020[a]	1,486,302
Harmonic	450,010[b]	4,221,094
Ixia	23,510[a,b]	373,339
KEMET	102,590[b]	1,521,410
MAXIMUS	20,950	1,700,511
Mellanox Technologies	33,967[b]	856,987
Netgear	75,450[b]	2,447,598
NetScout Systems	85,570[b]	2,337,772
OmniVision Technologies	88,600[b]	3,147,958
PMC-Sierra	116,280[b]	872,100
QLogic	94,370[b]	1,750,563
Quality Systems	13,910[a]	1,159,259
Quest Software	51,050[b]	1,296,160
Rackspace Hosting	37,630[a,b]	1,612,445
Rovi	10,463[a,b]	561,340
Sanmina-SCI	97,550[b]	1,093,536
ShoreTel	118,610[b]	976,160
SuccessFactors	46,630[a,b]	1,822,767
Triquint Semiconductor	192,820[a,b]	2,489,306
Ultratech	60,270[b]	1,771,938
VeriFone Holdings	24,880[a,b]	1,367,156
Vocus	52,630[a,b]	1,361,012
		48,081,350
Technology Services—1.0%
Aruba Networks	54,040[a,b]	1,828,714
Total Common Stocks
(cost $147,029,988)		185,336,775

Other Investment—1.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,205,023)	2,205,023[d]	2,205,023

10

Investment of Cash Collateral
for Securities Loaned—27.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $51,197,817)	51,197,817[d]	51,197,817

Total Investments (cost $200,432,828)	127.3%	238,739,615
Liabilities, Less Cash and Receivables	(27.3%)	(51,182,761)
Net Assets	100.0%	187,556,854

a Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was
$50,019,202 and the value of the collateral held by the fund was $51,197,817.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	28.5	Financial	8.8
Technology	25.6	Materials	3.4
Health Care	17.1	Consumer Staples	3.0
Consumer Discretionary	15.2	Technology Services	1.0
Industrial	14.8	Exchange Traded Funds	.7
Energy	9.2		127.3

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $50,019,202)—Note 1(b):
Unaffiliated issuers	147,029,988	185,336,775
Affiliated issuers	53,402,840	53,402,840
Cash		61,732
Receivable for investment securities sold		4,335,160
Dividends and interest receivable		72,498
Receivable for shares of Beneficial Interest subscribed		286
Prepaid expenses		13,347
		243,222,638
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		158,961
Liability for securities on loan—Note 1(b)		51,197,817
Payable for investment securities purchased		3,588,673
Payable for shares of Beneficial Interest redeemed		667,662
Accrued expenses		52,671
		55,665,784
Net Assets ($)		187,556,854
Composition of Net Assets ($):
Paid-in capital		189,698,558
Accumulated investment (loss)—net		(173,009)
Accumulated net realized gain (loss) on investments		(40,275,482)
Accumulated net unrealized appreciation
(depreciation) on investments		38,306,787
Net Assets ($)		187,556,854
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,671,743
Net Asset Value, offering and redemption price per share ($)		40.15
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	681,393
Affiliated issuers	2,544
Income from securities lending—Note 1(b)	58,164
Total Income	742,101
Expenses:
Investment advisory fee—Note 3(a)	738,546
Custodian fees—Note 3(b)	66,149
Shareholder servicing costs—Note 3(b)	37,871
Professional fees	33,640
Accounting and administration fees—Note 3(a)	22,500
Registration fees	6,812
Trustees’ fees and expenses—Note 3(c)	6,135
Prospectus and shareholders’ reports	4,812
Interest expense—Note 2	269
Loan commitment fees—Note 2	239
Miscellaneous	6,779
Total Expenses	923,752
Less—reduction in fees due to earnings credits—Note 3(b)	(5)
Net Expenses	923,747
Investment (Loss)—Net	(181,646)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,799,141
Net unrealized appreciation (depreciation) on investments	15,508,485
Net Realized and Unrealized Gain (Loss) on Investments	42,307,626
Net Increase in Net Assets Resulting from Operations	42,125,980

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010[a]
Operations ($):
Investment (loss)—net	(181,646)	(623,171)
Net realized gain (loss) on investments	26,799,141	32,428,299
Net unrealized appreciation
(depreciation) on investments	15,508,485	(13,558,978)
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,125,980	18,246,150
Beneficial Interest Transactions ($):
Net proceeds from shares sold	7,894,144	14,599,482
Cost of shares redeemed	(46,260,701)	(52,853,254)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(38,366,557)	(38,253,772)
Total Increase (Decrease) in Net Assets	3,759,423	(20,007,622)
Net Assets ($):
Beginning of Period	183,797,431	203,805,053
End of Period	187,556,854	183,797,431
Undistributed investment income (loss)—net	(173,009)	8,637
Capital Share Transactions (Shares):
Class I
Shares sold	216,989	490,583
Shares redeemed	(1,291,379)	(1,759,076)
Net Increase (Decrease) in Shares Outstanding	(1,074,390)	(1,268,493)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	31.99	29.05	33.59	43.15	42.27	42.35
Investment Operations:
Investment (loss)—net[b]	(.04)	(.10)	(.09)	(.07)	(.07)	(.08)
Net realized and unrealized
gain (loss) on investments	8.20	3.04[c]	(4.45)	(6.42)[c]	8.07[c]	3.08
Total from Investment Operations	8.16	2.94	(4.54)	(6.49)	8.00	3.00
Distributions:
Dividends from net realized
gain on investments	—	—	—	(3.07)	(7.12)	(3.08)
Net asset value, end of period	40.15	31.99	29.05	33.59	43.15	42.27
Total Return (%)	25.51[d]	10.12	(13.54)	(15.99)	20.79	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00[e]	.99	1.05	.95	.96	.99
Ratio of net expenses
to average net assets	1.00[e]	.99	1.05	.95	.96	.99
Ratio of net investment (loss)
to average net assets	(.20)[e]	(.33)	(.38)	(.19)	(.17)	(.18)
Portfolio Turnover Rate	82.97[d]	171.24	265.74	209	170	169
Net Assets, end of period
($ x 1,000)	187,557	183,797	203,805	303,246	316,479	160,552

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds received by the fund amounting to $.02, $.01 and $.04, respectively, per share for the years ended September 30, 2010, 2008 and 2007.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates a series company currently offering eleven series, including the fund. The fund’s investment objective is to maximize after-tax total return, consisting of long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no

16

transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	180,205,588	—	—	180,205,588
Equity Securities—
Foreign†	3,859,351	—	—	3,859,351
Mutual Funds/
Exchange
Traded Funds	54,674,676	—	—	54,674,676

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measure-

18

ments as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011, The Bank of New York Mellon earned $19,388 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	3/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,587,659		44,605,993	45,988,629	2,205,023		1.2
Dreyfus
Institutional
Cash
Advantage
Fund	22,398,298		139,639,216	110,839,697	51,197,817		27.3
Total	25,985,957		184,245,209	156,828,326	53,402,840		28.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

20

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $65,187,670 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $34,288,194 of the carryover expires in fiscal 2017 and $30,899,476 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011 was approximately $37,900, with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

During the period, the Trust had an agreement with The Bank of New York Mellon pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

22

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $1,795 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $180 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $66,149 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $124,712, custodian fees $27,400, chief compliance officer fees $1,957 and transfer agency per account fees $4,892.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $150,811,039 and $188,850,183, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $38,306,787, consisting of $40,060,279 gross unrealized appreciation and $1,753,492 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and assis-

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

tance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally at or below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board expressed its concern with the fund’s performance and requested that Dreyfus take steps to improve it. Representatives of Dreyfus discussed with the Board members the investment style and strategy used by the fund’s portfolio managers to identify and select stocks and the role of fundamental analysis in selecting stocks. Dreyfus representatives agreed to advise the Board of steps being taken to improve fund performance at an upcoming Board meeting.

26

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

28

  The Board agreed to closely monitor performance and to renew the Agreement only for a six-month period, through October 4, 2011.

  The Board concluded that the fees payable to Dreyfus were reason- able in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

The Fund	29

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small Cap Value Fund covers the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains.Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of 20.92%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 22.97% for the same period.2

Improving economic conditions drove small-cap stocks higher during the reporting period. Although the fund participated to a significant degree in the market’s gains, its returns lagged the Index due to shortfalls in our security selection strategies in the consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Improved Economic Confidence Fueled a Market Rally

The economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy relieved investors’ previous concerns regarding a possible return to recession. A more

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

optimistic investment outlook was reinforced by subsequent improvements in U.S. employment and consumer spending, as well as by better-than-expected corporate earnings.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the domestic stock market. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake, tsunami and nuclear disaster. Still, stocks generally proved resilient, ending the reporting period with significant gains, on average. Small- and midcap stocks produced substantially higher returns than their large-cap counterparts over the reporting period, but value stocks generally lagged growth-oriented stocks.

Stock Selection Strategies Produced Mixed Results

The fund’s relative performance in the consumer discretionary sector was hindered by specialty retailers.Apparel seller Talbots saw lower sales and higher inventory levels, and Bebe stores suffered a decline in store traffic due to greater competitive pressures.At both companies, earnings declined due to costly promotional campaigns launched in an effort to improve sales trends.The fund’s results compared to the benchmark also were undermined in the financials sector, where Wilmington Trust was acquired by M&T Bank in a takeover at a meaningfully discounted price after reporting another huge loss due to properly reflecting non-performing assets. Private mortgage insurance provider MGIC Investment slid due to non-performing assets, and homebuilder and mortgage finance companyThe Ryland Group was hurt by persistently weak U.S. housing markets.

The fund achieved better relative results in the utilities sector, where strong stock selections included natural public utility company El Paso Electric, which benefited from significant revenue growth during the reporting period. In the energy sector, a number of equipment services providers advanced as oil and gas prices climbed. Contract driller Unit increased production guidance, facilities construction contractor Matrix Service reported better-than-expected quarterly results due to stronger

4

demand for above-ground storage tanks, andTesco benefited from greater domestic and international adoption of advanced natural-gas production technologies. Finally, in the information technology sector, semiconductor equipment manufacturer Cymer benefited from strong sales growth throughout the reporting period, and wireless specialist Atheros Communications was acquired by Qualcomm during the reporting period.

Positioned for a More Selective Environment

We expect the economic recovery to continue, which could lead to increased hiring and higher corporate earnings in a number of indus-tries.At the same time, we are aware of potential headwinds that could dampen economic growth and earnings, including ongoing geopolitical instability and the impact of intensifying inflationary pressures on input costs for some businesses.We believe that investors are likely to become more selective in such an environment as they focus more intently on individual companies’ underlying business fundamentals. Consequently, our bottom-up security selection process has identified a number of fundamentally sound, value-oriented opportunities among service providers in the health care sector, but fewer companies in the financials sector have met our investment criteria.

April 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

Expenses paid per $1,000†	$5.12
Ending value (after expenses)	$1,209.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

Expenses paid per $1,000†	$4.68
Ending value (after expenses)	$1,020.29

† Expenses are equal to the fund's annualized expense ratio of .93% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—11.9%
99 Cents Only Stores	91,740[a]	1,798,104
Bebe Stores	109,270[b]	639,229
Big 5 Sporting Goods	132,760	1,582,499
Cavco Industries	38,822[a,b]	1,753,202
Chico’s FAS	196,950[b]	2,934,555
Children’s Place Retail Stores	77,360 [a,b]	3,854,849
Drew Industries	39,530[b]	882,705
Ethan Allen Interiors	203,370 [b]	4,453,803
Express	72,770[b]	1,421,926
Foot Locker	266,570[b]	5,256,760
Jack in the Box	188,370[a,b]	4,272,232
Jones Group	185,880[b]	2,555,850
Meredith	132,670[b]	4,500,166
Meritage Homes	127,860[a,b]	3,085,262
OfficeMax	434,124[a,b]	5,617,565
Ryland Group	251,450[b]	3,998,055
Skechers USA, Cl. A	102,880[a,b]	2,113,155
Thor Industries	142,980[b]	4,771,243
Timberland, Cl. A	95,600 [a,b]	3,947,324
Williams-Sonoma	62,862 [b]	2,545,911
		61,984,395
Consumer Staples—5.0%
BJ’s Wholesale Club	95,150 [a]	4,645,223
Casey’s General Stores	57,643[b]	2,248,077
Flowers Foods	139,300[b]	3,793,139
Hain Celestial Group	73,960 [a,b]	2,387,429
Lancaster Colony	54,900[b]	3,326,940
Sanderson Farms	28,470[b]	1,307,342
Snyders-Lance	190,070[b]	3,772,890
Spartan Stores	183,570	2,715,000
Winn-Dixie Stores	244,680 [a,b]	1,747,015
		25,943,055
Energy—9.6%
Berry Petroleum, Cl. A	66,200 [b]	3,339,790
Cal Dive International	324,230 [a]	2,263,125

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Cloud Peak Energy	46,620 [a]	1,006,526
Comstock Resources	155,000[a,b]	4,795,700
Dawson Geophysical	23,830[a,b]	1,045,660
Frontier Oil	96,310	2,823,809
Global Industries	331,340 [a,b]	3,243,819
Matrix Service	259,050[a]	3,600,795
Newpark Resources	367,560[a]	2,889,022
Penn Virginia	209,600[b]	3,554,816
Rex Energy	157,940[a,b]	1,840,001
Tesco	104,450[a]	2,292,678
Tidewater	99,940[b]	5,981,409
Unit	141,070[a]	8,739,287
Warren Resources	496,250[a]	2,525,913
		49,942,350
Exchange Traded Funds—.3%
iShares Russell 2000 Value Index Fund	20,750 [b]	1,564,135
Financial—26.9%
Associated Banc-Corp	253,640[b]	3,766,554
BioMed Realty Trust	295,210[b,c]	5,614,894
Brookline Bancorp	332,870[b]	3,505,121
Cardinal Financial	90,330 [b]	1,053,248
CBL & Associates Properties	194,350[b,c]	3,385,577
City National	74,817 [b]	4,268,310
CVB Financial	471,600 [b]	4,390,596
DCT Industrial Trust	747,320 [b,c]	4,147,626
DiamondRock Hospitality	427,111 [b,c]	4,770,830
E*TRADE Financial	352,981 [a]	5,517,093
Entertainment Properties Trust	61,910 [b,c]	2,898,626
First American Financial	326,730 [b]	5,391,045
First Midwest Bancorp	189,780[b]	2,237,506
Fulton Financial	190,880 [b]	2,120,677
Hanover Insurance Group	90,220 [b]	4,082,455
Inland Real Estate	367,080 [b,c]	3,501,943

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Investment Technology Group	223,231 [a,b]	4,060,572
Janus Capital Group	190,770 [b]	2,378,902
Lakeland Financial	45,730	1,037,156
LaSalle Hotel Properties	197,350[b,c]	5,328,450
Lexington Realty Trust	577,320[b,c]	5,397,942
MB Financial	82,480 [b]	1,728,781
MGIC Investment	1,247,230[a,b]	11,087,875
National Health Investors	78,570 [b,c]	3,765,074
National Penn Bancshares	440,860 [b]	3,412,256
Omega Healthcare Investors	207,820 [b,c]	4,642,699
PacWest Bancorp	174,140[b]	3,787,545
Pebblebrook Hotel Trust	23,970	530,935
Piper Jaffray	91,060[a,b]	3,772,616
PrivateBancorp	137,520[b]	2,102,681
Protective Life	149,310[b]	3,964,180
Provident Financial Services	206,650 [b]	3,058,420
Southwest Bancorp	116,647[a,b]	1,655,221
SVB Financial Group	119,320 [a,b]	6,792,888
Urstadt Biddle Properties, Cl. A	50,620 [b,c]	962,792
Viad	103,960	2,488,802
Washington Trust Bancorp	34,340 [b]	815,232
Webster Financial	233,850 [b]	5,011,406
Whitney Holding	169,810	2,312,812
		140,747,338
Health Care—9.5%
Air Methods	41,220[a,b]	2,772,045
AMERIGROUP	81,890[a,b]	5,261,432
Assisted Living Concepts, Cl. A	41,860 [a]	1,638,400
Haemonetics	92,970[a,b]	6,093,254
Healthsouth	105,100[a,b]	2,625,398
HealthSpring	80,250[a]	2,998,942
Kensey Nash	71,784[a,b]	1,788,139
LifePoint Hospitals	146,340 [a,b]	5,879,941

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Mednax	82,983[a]	5,527,498
Omnicell	234,250[a]	3,569,970
Parexel International	189,180 [a,b]	4,710,582
STERIS	189,860[b]	6,557,764
		49,423,365
Industrial—16.1%
Apogee Enterprises	186,840	2,464,420
Astec Industries	114,080[a,b]	4,254,043
Atlas Air Worldwide Holdings	47,090 [a]	3,283,115
Brink’s	232,000[b]	7,681,520
Carlisle	82,510	3,675,820
Clean Harbors	63,900[a,b]	6,304,374
Columbus McKinnon	107,630 [a]	1,986,850
Comfort Systems USA	138,200[b]	1,944,474
Duff & Phelps, Cl. A	113,340 [b]	1,811,173
FreightCar America	36,360[a]	1,182,064
FTI Consulting	163,510 [a,b]	6,267,338
Granite Construction	176,324[b]	4,954,704
Heartland Express	146,250[b]	2,568,150
Heidrick & Struggles International	80,340 [b]	2,235,862
Huron Consulting Group	55,400 [a]	1,534,026
Marten Transport	103,850	2,315,855
McGrath Rentcorp	77,550	2,114,788
Mueller Industries	113,890 [b]	4,170,652
RSC Holdings	263,520[a,b]	3,789,418
Spirit Aerosystems Holdings, Cl. A	199,330 [a,b]	5,116,801
Steelcase, Cl. A	374,520[b]	4,262,038
Team	72,260[a]	1,897,548
Tetra Tech	150,830[a,b]	3,723,993
Thomas & Betts	77,230[a]	4,592,868
		84,131,894
Materials—4.3%
AMCOL International	62,120 [b]	2,235,078
Carpenter Technology	119,610[b]	5,108,543

10

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Coeur d’Alene Mines	160,370[a,b]	5,577,669
Louisiana-Pacific	423,600 [a,b]	4,447,800
Packaging Corp. of America	139,120 [b]	4,019,177
Wausau Paper	148,910[b]	1,137,672
		22,525,939
Technology—11.0%
Applied Micro Circuits	204,220 [a,b]	2,119,804
Arris Group	219,580[a]	2,797,449
Aspen Technology	273,488[a,b]	4,099,585
Aviat Networks	317,510[a,b]	1,641,527
Avid Technology	166,570[a,b]	3,714,511
Cadence Design Systems	625,530 [a,b]	6,098,917
Checkpoint Systems	115,310[a,b]	2,592,169
CoreLogic	262,470[a,b]	4,855,695
Cymer	101,810[a,b]	5,760,410
Diebold	140,430[b]	4,979,648
JDA Software Group	85,290[a,b]	2,580,875
MKS Instruments	59,920	1,995,336
Netgear	24,360[a]	790,238
NetScout Systems	153,390[a]	4,190,615
QLogic	227,650[a,b]	4,222,908
Triquint Semiconductor	164,350 [a,b]	2,121,759
Websense	128,780[a,b]	2,958,077
		57,519,523
Utilities—5.1%
El Paso Electric	173,760[a,b]	5,282,304
Hawaiian Electric Industries	211,630 [b]	5,248,424
NorthWestern	143,540[b]	4,349,262
PNM Resources	157,170[b]	2,344,976
Portland General Electric	207,520 [b]	4,932,750
WGL Holdings	115,010[b]	4,485,390
		26,643,106
Total Common Stocks
(cost $425,050,125)		520,425,100

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,687,401)	2,687,401 [d]	2,687,401

Investment of Cash Collateral
for Securities Loaned—24.9%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $129,877,562)	129,877,562 [d]	129,877,562

Total Investments (cost $557,615,088)	125.1%	652,990,063
Liabilities, Less Cash and Receivables	(25.1%)	(130,832,459)
Net Assets	100.0%	522,157,604

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was
$126,738,717 and the value of the collateral held by the fund was $129,877,562.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	26.9	Health Care	9.5
Money Market Investments	25.4	Utilities	5.1
Industrial	16.1	Consumer Staples	5.0
Consumer Discretionary	11.9	Materials	4.3
Technology	11.0	Exchange Traded Funds	.3
Energy	9.6		125.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $126,738,717)—Note 1(b):
Unaffiliated issuers	425,050,125	520,425,100
Affiliated issuers	132,564,963	132,564,963
Cash		656,113
Receivable for investment securities sold		2,387,146
Dividends and interest receivable		571,568
Receivable for shares of Beneficial Interest subscribed		39,831
Prepaid expenses		20,395
		656,665,116
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		381,516
Liability for securities on loan—Note 1(b)		129,877,562
Payable for investment securities purchased		3,894,473
Payable for shares of Beneficial Interest redeemed		232,104
Accrued expenses		121,857
		134,507,512
Net Assets ($)		522,157,604
Composition of Net Assets ($):
Paid-in capital		484,264,699
Accumulated undistributed investment income—net		723,168
Accumulated net realized gain (loss) on investments		(58,205,238)
Accumulated net unrealized appreciation
(depreciation) on investments		95,374,975
Net Assets ($)		522,157,604
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		21,088,375
Net Asset Value, offering and redemption price per share ($)		24.76
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,910,384
Affiliated issuers	6,304
Income from securities lending—Note 1(b)	48,117
Total Income	3,964,805
Expenses:
Investment advisory fee—Note 3(a)	2,020,017
Shareholder servicing costs—Note 3(b)	159,165
Custodian fees—Note 3(b)	64,855
Professional fees	32,694
Accounting and administration fees—Note 3(a)	22,500
Trustees’ fees and expenses—Note 3(c)	16,470
Registration fees	7,912
Prospectus and shareholders’ reports	4,505
Interest expense—Note 2	90
Miscellaneous	7,532
Total Expenses	2,335,740
Less—reduction in fees due to earnings credits—Note 3(b)	(13)
Net Expenses	2,335,727
Investment Income—Net	1,629,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	24,422,005
Net unrealized appreciation (depreciation) on investments	69,633,924
Net Realized and Unrealized Gain (Loss) on Investments	94,055,929
Net Increase in Net Assets Resulting from Operations	95,685,007
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	1,629,078	2,486,948
Net realized gain (loss) on investments	24,422,005	58,166,999
Net unrealized appreciation
(depreciation) on investments	69,633,924	(11,272,810)
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,685,007	49,381,137
Dividends to Shareholders from ($):
Investment income—net	(2,300,719)	(1,329,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	32,584,541	78,442,990
Dividends reinvested	1,902,140	1,044,363
Cost of shares redeemed	(98,105,930)	(93,644,622)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(63,619,249)	(14,157,269)
Total Increase (Decrease) in Net Assets	29,765,039	33,893,936
Net Assets ($):
Beginning of Period	492,392,565	458,498,629
End of Period	522,157,604	492,392,565
Undistributed investment income—net	723,168	1,394,809
Capital Share Transactions (Shares):
Class I
Shares sold	1,421,646	3,915,144
Shares issued for dividends reinvested	83,795	55,141
Shares redeemed	(4,351,128)	(4,760,845)
Net Increase (Decrease) in Shares Outstanding	(2,845,687)	(790,560)
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	20.57	18.54	19.85	25.26	23.70	22.55
Investment Operations:
Investment income—net[b]	.07	.10	.11	.18	.16	.09
Net realized and unrealized
gain (loss) on investments	4.22	1.99	(1.31)	(3.95)	2.48	2.58
Total from Investment Operations	4.29	2.09	(1.20)	(3.77)	2.64	2.67
Distributions:
Dividends from
investment income—net	(.10)	(.06)	(.11)	(.19)	(.09)	(.03)
Dividends from net realized
gain on investments	—	—	—	(1.45)	(.99)	(1.49)
Total Distributions	(.10)	(.06)	(.11)	(1.64)	(1.08)	(1.52)
Net asset value, end of period	24.76	20.57	18.54	19.85	25.26	23.70
Total Return (%)	20.92[c]	11.27	(5.83)	(15.38)	11.18	12.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93[d]	.93	.97	.93	.90[e]	.94[e]
Ratio of net expenses
to average net assets	.93[d]	.93	.97	.93	.90[e]	.94[e]
Ratio of net investment income
to average net assets	.65[d]	.52	.76	.85	.61	.40
Portfolio Turnover Rate	31.79[c]	79.47	82.04	73	67[f]	60[f]
Net Assets, end of period
($ x 1,000)	522,158	492,393	458,499	504,373	829,957	539,560

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.
f	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year ended September 30, 2007.The amounts shown for 2006 are ratios for the portfolio.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	518,860,965	—	—	518,860,965
Mutual Funds/
Exchange
Traded Funds	134,129,098	—	—	134,129,098

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011, The Bank of New York Mellon earned $16,039 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

20

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value	Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	3/31/2011		($) Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	8,248,138		79,785,356	85,346,093	2,687,401.5
Dreyfus
Institutional
Cash
Advantage
Fund	47,366,286		180,911,048	98,399,772	129,877,562	24.9
Total	55,614,424		260,696,404	183,745,865 132,564,963		25.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $79,247,611 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $61,534,792 of the carryover expires in fiscal 2017 and $17,712,819 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: ordinary income $1,329,932. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

22

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011 was approximately $12,600, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.

During the period, the Trust had an agreement with The Bank of New York Mellon, pursuant to whichThe Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board ofTrustees of theTrust terminated the agreement withThe Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $3,977 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $465 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $13.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $64,855 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $343,490, custodian fees $28,000, chief compliance officer fees $1,957 and transfer agency per account fees $8,069.

24

(c) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $158,580,767 and $216,784,989, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $95,374,975, consisting of $107,928,227 gross unrealized appreciation and $12,553,252 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and assis-

26

tance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term performance. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Representatives of Dreyfus stated

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

that the fund’s underperformance in 2010 adversely affected the fund’s relative performance in recent periods, as compared with the Performance Group and Performance Universe, noting that the fund outperformed the fund’s benchmark index seven of the past ten calendar year periods. They emphasized that the fund’s portfolio management continued to employ the fund’s stated strategy.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

28

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

business decision with respect to the renewal of the Agreement and the approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board expressed its concern for the fund’s relative performance as of December 31, 2010 and agreed to closely monitor performance.

  The Board concluded that the fees payable to Dreyfus were rea- sonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and the approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

30

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains.Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 25.12%, Class C shares returned 24.54% and Class I shares returned 25.39%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 27.41% for the same period.2

Improving economic conditions drove small- and midcap stocks higher during the reporting period.Although the fund participated to a significant degree in the market’s gains, its returns lagged the benchmark due to shortfalls in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Improved Economic Confidence Fueled a Market Rally

The economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy alleviated previous concerns regarding a possible return to recession. A more optimistic investment outlook was reinforced by subsequent improvements in

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. employment and consumer spending, as well as by better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply higher energy prices, and again in March when Japan suffered a devastating earthquake, tsunami and nuclear disaster. Still, stocks generally proved resilient, ending the reporting period with significant gains, on average. Small- and midcap stocks produced substantially higher returns than their large-cap counterparts over the reporting period.

Stock Selections Produced Mixed Results

The fund’s relative performance in the financials sector was undermined by some of its consumer finance and regional bank holdings. Green Dot suffered due to concerns regarding proposed government regulations designed to target prepaid debit cards, KeyCorp was hurt by larger-than-expected loan loss provisions, and Huntington Bancshares was the subject of an unfavorable legal ruling. In the consumer discretionary sector, the fund’s results compared to the benchmark were hindered by media companies, including Lions Gate Entertainment, which saw DVD sales decline as online video streaming gained popularity among consumers. In the health care sector, India-based pharmaceutical company Nektar Therapeutics reported disappointing quarterly earnings, and Salix Pharmaceuticals encountered regulatory delays in the approval of a new medicine treating irritable bowel syndrome.

The fund achieved better relative results in the consumer staples sector, where organic grocery chain Whole Foods Market benefited from rising demand as higher-end consumers returned to premium brands, and Green Mountain Coffee Roasters advanced after its announcement of a new venture in partnership with Starbucks. In the energy sector, Complete Production Services benefited from increased production of oil and natural gas in the United States, and Oil States International advanced due to strong results from its remote site accommodations business unit after a strategic acquisition. Land drilling specialist Patterson-UTI Energy experienced strong demand in the pressure pumping segment. In the materials sector, fertilizer producer CF

4

Industries Holdings benefited from favorable U.S. weather conditions and rising corn prices, which supported demand for the company’s products.

Positioned for a More Selective Environment

We expect the U.S. economic recovery to continue, which could lead to increased hiring and higher corporate earnings in a number of industries.At the same time, we are aware of potential headwinds that could dampen economic growth and earnings, including ongoing geopolitical instability and the impact of intensifying inflationary pressures on input costs for some businesses.We believe that investors are likely to become more selective in such an environment as they focus more intently on individual companies’ underlying business fundamentals and place less emphasis on macroeconomic developments.

Consequently, we have positioned the fund for additional gains in the energy sector, where we believe commodity prices are likely to remain elevated amid rising demand for a limited supply of crude oil.We have identified fewer companies meeting our investment criteria in the consumer discretionary sector.

April 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: FACTSET — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is composed of the 3,000 largest U. S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$10.75	$4.33
Ending value (after expenses)	$1,251.20	$1,245.40	$1,253.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.39	$9.65	$3.88
Ending value (after expenses)	$1,019.60	$1,015.36	$1,021.09

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.92% for Class C and .77% for Class I , multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—98.1%	Shares	Value ($)
Consumer Discretionary—15.0%
Buffalo Wild Wings	43,410[a]	2,362,806
Choice Hotels International	112,570	4,373,344
Guess?	82,880	3,261,328
Iconix Brand Group	348,710 [a]	7,490,291
Jarden	152,420	5,421,579
Lear	68,250	3,335,377
Lions Gate Entertainment	558,538 [a]	3,490,863
PetSmart	120,196	4,922,026
Scotts Miracle-Gro, Cl. A	93,050	5,382,943
Tractor Supply	73,490	4,399,111
Ulta Salon, Cosmetics & Fragrance	79,980 [a]	3,849,437
VistaPrint	165,270 [a]	8,577,513
Vitamin Shoppe	109,060 [a]	3,689,500
Williams-Sonoma	246,920	10,000,260
Wolverine World Wide	136,750	5,098,040
Zumiez	115,640 [a]	3,056,365
		78,710,783
Consumer Staples—4.8%
Casey’s General Stores	93,290 [b]	3,638,310
Estee Lauder, Cl. A	41,550	4,003,758
Green Mountain Coffee Roasters	87,870 [a,b]	5,677,281
Hansen Natural	79,760 [a]	4,803,945
Whole Foods Market	103,970	6,851,623
		24,974,917
Energy—8.5%
Brigham Exploration	111,530 [a]	4,146,685
Complete Production Services	225,750 [a]	7,181,107
Concho Resources	35,840 [a]	3,845,632
Oasis Petroleum	172,070	5,440,853
Oil States International	105,520[a]	8,034,293
Patterson-UTI Energy	278,230[a]	8,177,180
Plains Exploration & Production	209,828[a]	7,602,068
		44,427,818

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—2.6%
iShares Russell 2000 Growth Index Fund	144,920	13,816,673
Financial—6.2%
Green Dot, Cl. A	76,510	3,283,044
Huntington Bancshares	1,104,200	7,331,888
KeyCorp	1,057,230	9,388,202
MFA Financial	448,510 [c]	3,677,782
Och-Ziff Capital
Management Group, Cl. A	278,520	4,545,446
Signature Bank	71,580 [a]	4,037,112
		32,263,474
Health Care—14.8%
Alexion Pharmaceuticals	79,380 [a]	7,833,218
Allscripts Healthcare Solutions	365,620[a]	7,674,364
AmerisourceBergen	90,630	3,585,323
Catalyst Health Solutions	58,206 [a]	3,255,462
Centene	108,680 [a]	3,584,266
Cooper	112,047	7,781,664
Masimo	77,090	2,551,679
PerkinElmer	136,819	3,594,235
Pharmasset	69,950 [a]	5,505,765
Salix Pharmaceuticals	93,100 [a]	3,261,293
SXC Health Solutions	123,230 [a]	6,753,004
Theravance	101,100 [a,b]	2,448,642
Thermo Fisher Scientific	67,740 [a]	3,762,957
United Therapeutics	57,844 [a]	3,876,705
Universal Health Services, Cl. B	108,240	5,348,138
ViroPharma	149,050 [a]	2,966,095
Volcano	156,154 [a]	3,997,542
		77,780,352
Industrial—16.9%
AMETEK	179,003	7,852,862
Corporate Executive Board	124,140	5,011,532
Crane	107,800	5,220,754

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
EMCOR Group	132,590[a]	4,106,312
EnerSys	217,890[a]	8,661,127
Equifax	68,880	2,675,988
GeoEye	91,490[a]	3,804,154
IDEX	243,540	10,630,521
Jacobs Engineering Group	101,090[a]	5,199,059
Middleby	46,250[a]	4,311,425
Mueller Industries	146,340	5,358,971
Roper Industries	76,395	6,605,112
Taleo, Cl. A	101,970[a]	3,635,231
Teledyne Technologies	78,570[a]	4,062,855
Thomas & Betts	90,150[a]	5,361,221
Waste Connections	127,270	3,664,103
Werner Enterprises	94,450	2,500,092
		88,661,319
Materials—3.3%
CF Industries Holdings	36,700	5,020,193
FMC	63,240	5,370,973
Reliance Steel & Aluminum	116,520	6,732,526
		17,123,692
Technology—25.1%
Avago Technologies	126,630	3,938,193
Blackboard	84,270[a]	3,053,945
BMC Software	104,010[a]	5,173,457
CACI International, Cl. A	130,780[a]	8,019,430
Commvault Systems	230,470[a]	9,191,144
Constant Contact	173,700[a,b]	6,062,130
Cypress Semiconductor	172,980[a]	3,352,352
Fair Isaac	129,890	4,105,823
Harris	129,620	6,429,152
IAC/InterActiveCorp	247,480[a]	7,644,657
Jabil Circuit	190,081	3,883,355
LSI	265,440[a]	1,804,992

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
MAXIMUS	56,190	4,560,942
Netgear	194,100[a]	6,296,604
OmniVision Technologies	244,290[a]	8,679,624
PMC-Sierra	491,520[a]	3,686,400
QLogic	241,540[a]	4,480,567
Quality Systems	34,150	2,846,061
Quest Software	128,510[a]	3,262,869
Rackspace Hosting	101,900[a,b]	4,366,415
Sanmina-SCI	268,360[a]	3,008,316
SuccessFactors	210,070[a]	8,211,636
Synopsys	165,270[a]	4,569,716
Teradata	81,510[a]	4,132,557
Triquint Semiconductor	524,890[a]	6,776,330
VeriFone Holdings	68,460[a]	3,761,877
		131,298,544
Telecommunication Services—.9%
Aruba Networks	146,020[a]	4,941,317
Total Common Stocks
(cost $410,575,615)		513,998,889

Other Investment—1.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,001,380)	9,001,380[d]	9,001,380

10

Investment of Cash Collateral
for Securities Loaned—2.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $13,414,490)	13,414,490[d]	13,414,490

Total Investments (cost $432,991,485)	102.4%	536,414,759
Liabilities, Less Cash and Receivables	(2.4%)	(12,549,168)
Net Assets	100.0%	523,865,591

a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was
$13,210,228 and the value of the collateral held by the fund was $13,414,490.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	25.1	Consumer Staples	4.8
Industrial	16.9	Money Market Investments	4.3
Consumer Discretionary	15.0	Materials	3.3
Health Care	14.8	Exchange Traded Funds	2.6
Energy	8.5	Telecommunication Services	.9
Financial	6.2		102.4

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,210,228)—Note 1(b):
Unaffiliated issuers		410,575,615	513,998,889
Affiliated issuers		22,415,870	22,415,870
Cash			423,854
Receivable for investment securities sold			16,478,092
Receivable for shares of Beneficial Interest subscribed			305,242
Dividends and interest receivable			113,814
Prepaid expenses			38,314
			553,774,075
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			326,510
Payable for investment securities purchased			15,825,636
Liability for securities on loan—Note 1(b)			13,414,490
Payable for shares of Beneficial Interest redeemed			240,110
Accrued expenses			101,738
			29,908,484
Net Assets ($)			523,865,591
Composition of Net Assets ($):
Paid-in capital			451,432,032
Accumulated undistributed investment income—net			116,181
Accumulated net realized gain (loss) on investments			(31,105,896)
Accumulated net unrealized appreciation
(depreciation) on investments			103,423,274
Net Assets ($)			523,865,591

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	129,764,817	1,369,959	392,730,815
Shares Outstanding	8,461,864	91,191	25,492,455
Net Asset Value Per Share ($)	15.34	15.02	15.41

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,957,043
Affiliated issuers	9,148
Income from securities lending—Note 1(b)	106,113
Total Income	2,072,304
Expenses:
Investment advisory fee—Note 3(a)	1,382,361
Shareholder servicing costs—Note 3(c)	371,023
Custodian fees—Note 3(c)	58,382
Professional fees	41,937
Accounting and administration fee—Note 3(a)	28,500
Prospectus and shareholders’ reports	23,240
Trustees’ fees and expenses—Note 3(d)	20,257
Registration fees	11,647
Distribution fees—Note 3(b)	4,611
Loan commitment fees—Note 2	560
Miscellaneous	13,969
Total Expenses	1,956,487
Less—reduction in fees due to earnings credits—Note 3(c)	(364)
Net Expenses	1,956,123
Investment Income—Net	116,181
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	42,135,915
Net unrealized appreciation (depreciation) on investments	60,808,494
Net Realized and Unrealized Gain (Loss) on Investments	102,944,409
Net Increase in Net Assets Resulting from Operations	103,060,590
See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	116,181	(262,408)
Net realized gain (loss) on investments	42,135,915	4,889,168
Net unrealized appreciation
(depreciation) on investments	60,808,494	10,238,158
Net Increase (Decrease) in Net Assets
Resulting from Operations	103,060,590	14,864,918
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,765,858	2,214,224
Class C Shares	70,803	13,675
Class I Shares	56,415,936	152,990,340
Net assets received in connection with
reorganization—Note 1	—	122,932,527
Cost of shares redeemed:
Class A Shares	(7,332,032)	(6,909,828)
Class C Shares	(60,180)	(96,540)
Class I Shares	(33,068,579)	(52,826,717)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	18,791,806	218,317,681
Total Increase (Decrease) in Net Assets	121,852,396	233,182,599
Net Assets ($):
Beginning of Period	402,013,195	168,830,596
End of Period	523,865,591	402,013,195
Undistributed investment income—net	116,181	—

14

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Class A
Shares sold	195,955	189,226
Shares issued in connection with
reorganization—Note 1	—	9,172,714
Shares redeemed	(529,117)	(583,665)
Net Increase (Decrease) in Shares Outstanding	(333,162)	8,778,275
Class C
Shares sold	4,996	1,115
Shares issued in connection with
reorganization—Note 1	—	96,557
Shares redeemed	(4,284)	(8,389)
Net Increase (Decrease) in Shares Outstanding	712	89,283
Class I
Shares sold	4,029,526	12,980,200
Shares issued in connection with
reorganization—Note 1	—	186,506
Shares redeemed	(2,379,539)	(4,509,566)
Net Increase (Decrease) in Shares Outstanding	1,649,987	8,657,140

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.26	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.01)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	3.09	1.20	2.76
Total from Investment Operations	3.08	1.16	2.74
Net asset value, end of period	15.34	12.26	11.10
Total Return (%)[c]	25.12[d]	10.45	32.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[e]	1.12	1.26[e]
Ratio of net expenses
to average net assets	1.07[e]	1.12	1.25[e]
Ratio of net investment (loss)
to average net assets	(.16)[e]	(.35)	(.37)[e]
Portfolio Turnover Rate	84.52[d]	191.46	278.73
Net Assets, end of period ($ x 1,000)	129,765	107,796	186

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

16

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.06	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.07)	(.13)	(.06)
Net realized and unrealized
gain (loss) on investments	3.03	1.14	2.75
Total from Investment Operations	2.96	1.01	2.69
Net asset value, end of period	15.02	12.06	11.05
Total Return (%)[c]	24.54[d]	9.14	32.18[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.92[e]	1.99	2.16[e]
Ratio of net expenses
to average net assets	1.92[e]	1.99	2.00[e]
Ratio of net investment (loss)
to average net assets	(1.02)[e]	(1.21)	(1.20)[e]
Portfolio Turnover Rate	84.52[d]	191.46	278.73
Net Assets, end of period ($ x 1,000)	1,370	1,091	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	12.29	11.10	11.97	17.66	14.92	13.84
Investment Operations:
Investment income (loss)—net[b]	.01	(.01)	(.00)[c]	(.02)	.01	(.02)
Net realized and unrealized
gain (loss) on investments	3.11	1.20	(.87)	(1.93)[d]	3.74[d]	1.10
Total from Investment Operations	3.12	1.19	(.87)	(1.95)	3.75	1.08
Distributions:
Dividends from investment income—net —		—	—	(.01)	—	—
Dividends from net realized
gain on investments	—	—	—	(3.73)	(1.01)	—
Total Distributions	—	—	—	(3.74)	(1.01)	—
Net asset value, end of period	15.41	12.29	11.10	11.97	17.66	14.92
Total Return (%)	25.39[e]	10.72	(7.27)	(14.32)	26.31	7.80[f]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[g]	.81	.93	1.11	1.23	1.29
Ratio of net expenses
to average net assets	.77[g]	.81	.93	1.00	1.00	1.00
Ratio of net investment income
(loss) to average net assets	.13[g]	(.05)	(.01)	(.15)	.07	(.16)
Portfolio Turnover Rate	84.52[e]	191.46	278.73	201	180	161
Net Assets, end of period
($ x 1,000)	392,731	293,126	168,631	90,267	22,432	20,389

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Amounts include litigation proceeds received by the fund of $.01 and $.19 per share for the years ended September
30, 2008, and 2007, respectively.
e	Not annualized.
f	For the year ended September 30, 2006, .03% of the fund’s return consisted of a payment by the investment adviser to compensate the fund for a trading error. Excluding this payment, total return was 7.77%.
g	Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on April 29, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Discovery Fund (“Discovery Fund”), a series of Dreyfus Funds, Inc., were transferred to the fund in exchange for a corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B and Class F shares of Discovery Fund received Class A shares of the fund and shareholders of Class C and Class I shares of Discovery Fund received Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Discovery Fund at the time of the exchange.The exchange ratio for Class A, Class B, Class C, Class F and Class I shares are 2.10, 1.91, 1.95, 2.13 and 2.16, respectively.The net asset value of the fund’s shares on the close of business April 29, 2010, after the reorganization was $13.00 for Class A, $12.84 for Class C and $13.02 for Class I shares, and a total of 9,172,714 Class A shares, 96,557 Class C shares and 186,506 Class I shares were issued to shareholders of Discovery Fund in the exchange. The exchange was a tax-free event to the Discovery Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from Discovery Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

 The net assets and net unrealized appreciation immediately before the acquisition were as follows:

	Unrealized	Net
	Appreciation ($)	Assets ($)
Dreyfus Discovery Fund-Target Fund	9,102,488	122,932,527
Dreyfus/The Boston Company Small/
Mid Cap Growth Fund—Acquiring Fund	36,200,644	226,305,289
Total	45,303,132	349,237,816

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	491,604,703	—	—	491,604,703
Equity Securities—
Foreign†	8,577,513	—	—	8,577,513
Mutual Funds/
Exchange
Traded Funds	36,232,543	—	—	36,232,543

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011,The Bank of NewYork Mellon earned $35,371 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

24

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $70,686,379 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $19,897,540 of the carryover expires in fiscal 2015, $32,737,978 expires in fiscal 2016, $9,601,514 expires in fiscal 2017 and $8,449,347 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period, the Trust had an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $28,500 for the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for

26

the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

During the period ended March 31, 2011, the Distributor retained $61 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2011, Class C shares were charged $4,611 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class C shares were charged $148,674 and $1,537, respectively, pursuant to the Shareholder Services Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $83,568 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $12,638 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $364.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $58,382 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $257,089, Rule 12b-1 distribution plan fees $853, shareholder services plan fees $26,960, custodian fees $29,800, chief compliance officer fees $1,957 and transfer agency per account fees $9,851.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal

28

Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by theTrust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $393,384,799 and $382,477,068, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $103,423,274, consisting of $108,221,027 gross unrealized appreciation and $4,797,753 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day

30

fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term perfor-mance.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given

32

the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and the approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fees payable to Dreyfus were rea- sonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

34

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
26	Notes to Financial Statements
35	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/Standish IntermediateTax Exempt Bond Fund covers the six-month period from October 1, 2010, through March 31, 2011.

The past six months proved to be a volatile period for municipal bonds. Fixed-income securities generally encountered heightened volatility when a new round of monetary stimulus suggested that the economy was likely to gain strength, kindling concerns regarding potentially higher interest rates down the road. At the same time, municipal bonds responded negatively to reports of budget stresses affecting most state and local governments, as well as the end of the federally subsidized Build America Bonds program.

We believe that municipal bonds have become more attractively valued in the wake of recent market volatility. Despite negative media coverage of the risks confronting the market, we believe that the vast majority of issuers will continue to service their debt without interruption. In our analysis, fundamental measures of quality — including liquidity and revenue stabilization — support a stable outlook for tax-backed and revenue-backed municipal bonds. Over the longer term, we believe that higher tax rates in many states will provide additional support to municipal bond prices. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Christine Todd, CFA, Steven Harvey, and Thomas Casey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of –2.08%, Class C shares returned –2.45% and Class I shares returned –1.90%.1 In comparison, the fund’s benchmark, the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of –1.41% for the same period.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics.The fund produced lower returns than its benchmark, primarily due to overweighted exposure to longer-term municipal bonds and a relatively light position in escrowed bonds.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital.To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue bonds, based on their apparent relative values.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy eased investors’ economic worries and stoked renewed inflation concerns. As a result, interest rates climbed at the longer end of the market’s maturity range, and bond prices fell. Indeed, the fourth quarter of 2010 ranked as the worst quarter for municipal bond market performance since 1994.

In addition, the market’s supply-and-demand dynamics deteriorated as it became clearer that the federal Build America Bonds program, which had shifted a substantial portion of new issuance to the taxable bond market, would be allowed to expire at the end of 2010. Consequently, investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as states and municipalities rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about state budget cuts and other austerity measures.

The market showed signs of stabilization in early 2011 when the supply of newly issued municipal bonds declined sharply after the glut of issuance in the previous quarter. In addition, demand for tax-exempt securities recovered when individuals and non-traditional investors, such as hedge funds, regarded municipal bonds as inexpensively valued compared to U.S.Treasury securities.

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined by overweighted exposure to securities at the longer end of the intermediate-term range, which bore the brunt of rising long-term interest rates early in the reporting period.Although these holdings later recovered some of their losses, it was not enough to fully offset earlier weakness. In addition, the fund’s relative performance suffered from an underweighted position in municipal bonds for which the funds for early redemption have been placed in escrow. These traditionally defensive investments held up relatively well in the volatile market environment. Finally, the fund’s overweighted exposure to bonds backed by revenues from hospitals and airports undermined results compared to the benchmark.

On a more positive note, the fund benefited from our efforts to upgrade its overall credit quality in the weeks prior to the reporting

4

period, when we exited positions in municipal bonds—such as those backed by hospitals and the states’ settlement of litigation with U.S. tobacco companies—that were among the harder hit market segments. We redeployed those assets to AAA-rated general obligation bonds and securities backed by revenues from facilities providing essential municipal services, which helped support the fund’s relative performance during the market downturn.

Weathering a Period of Transition

We have been encouraged by recent signs of market stabilization, including a rebound in investor demand.Although we expect additional bouts of market volatility over the near term, we remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

April 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation, pursuant to an agreement in effect through February 1, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index, an equal-weighted composite of the Barclays Capital 3-year, 5-Year, 7-Year and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment-grade, fixed-rate municipal bonds. Investors cannot invest directly in any index.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$3.95	$7.63	$2.22
Ending value (after expenses)	$979.20	$975.50	$981.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.03	$7.80	$2.27
Ending value (after expenses)	$1,020.94	$1,017.20	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.0%
Alabama Public School and College
Authority, Capital Improvement
Revenue	5.00	5/1/13	1,000,000	1,084,400
Birmingham Water Works Board,
Water Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,103,750
Alaska—1.0%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,085,800
Arizona—.8%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	870,000	859,490
California—15.9%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,678,545
California,
GO	5.00	10/1/11	70,000	70,242
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,158,960
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,163,940
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,672,695
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/14	1,250,000	1,385,400
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/17	1,000,000	1,128,990
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,233,025
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	1,000,000	1,085,110
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	493,105

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	4.60	6/1/23	750,000	683,303
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,293,870
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,121,280
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,067,450
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,089,120
Colorado—3.4%
Colorado Housing and Finance
Authority, Single Family
Program Senior and
Subordinate Bonds	6.80	2/1/31	915,000	934,901
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	585,000	618,977
Platte River Power Authority,
Power Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,000,000	2,178,560
Florida—12.6%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/13	1,000,000	1,064,310
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,052,280

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,104,060
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.75	1/1/17	5,000	5,000
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	1,000,000	1,049,900
Hillsborough County,
Capacity Assessment Special
Assessment Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/13	1,000,000	1,051,310
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/17	1,000,000	1,092,610
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,032,240
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,227,420
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	112,182
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,079,710
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	808,313
Tampa,
Health System Revenue (BayCare
Health System Issue)	5.00	11/15/18	1,000,000	1,079,620

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia—2.1%
Atlanta,
Airport General Revenue	5.00	1/1/16	1,000,000	1,097,640
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,133,640
Hawaii—2.0%
Hawaii,
Harbor System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/14	1,000,000	1,056,570
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,089,820
Illinois—7.6%
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,132,860
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	124,271
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	771,647
Illinois,
GO	5.00	1/1/18	1,000,000	1,036,420
Illinois,
GO	5.00	1/1/20	500,000	498,910
Illinois,
Sales Tax Revenue	5.00	6/15/15	1,000,000	1,080,560
Northern Illinois University Board
of Trustees, Auxiliary
Facilities System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/17	1,500,000	1,597,920
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/17	1,000,000	1,032,040

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—1.0%
Indianapolis Airport Authority,
Special Facilities Revenue
(Federal Express
Corporation Project)	5.10	1/15/17	1,000,000		1,076,620
Louisiana—1.5%
Parish of Orleans Parishwide
School District, GO (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/1/14	1,500,000		1,584,465
Maryland—1.4%
Anne Arundel County,
GO	5.00	3/1/13	500,000		541,650
Maryland Economic Development
Corporation, EDR
(Transportation Facilities Project)	5.13	6/1/20	1,000,000		964,420
Massachusetts—3.6%
Massachusetts,
GO (Consolidated Loan)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	3/1/15	1,000,000	[a]	1,140,380
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/15	1,500,000		1,643,535
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000		1,071,730
Michigan—3.9%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000		1,057,260
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000		1,066,040

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit School District,
School Building and Site
Improvement Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/14	1,000,000	1,049,270
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/16	1,000,000	1,035,780
New Jersey—4.8%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/17	1,000,000	1,068,080
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/17	1,000,000	1,068,080
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,016,780
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/16	1,000,000	1,007,730
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,080,570
New Mexico—1.4%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	380,000	397,944
New Mexico,
Severance Tax Bonds	5.00	7/1/15	1,000,000	1,137,150
New York—7.0%
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/14	1,000,000	1,111,810
New York City,
GO	5.00	8/1/21	2,000,000	2,161,940
New York City Health and Hospitals
Corporation, Health
System Revenue	5.00	2/15/19	1,000,000	1,095,190

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	1,075,340
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational
Facilities Issue)	5.25	5/15/12	1,000,000	1,047,410
Port Authority of New York and
New Jersey (Consolidated
Bonds, 139th Series)
(Insured; National
Public Finance
Guarantee Corp.)	5.00	10/1/13	1,000,000	1,080,820
Ohio—1.9%
Cleveland,
Waterworks Improvement First
Mortgage Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/13	535,000	552,960
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,465,183
Pennsylvania—2.0%
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,135,520
Philadelphia School District,
GO	5.00	9/1/14	1,000,000	1,081,810
Rhode Island—.1%
Rhode Island Housing and Mortgage
Finance Corporation, Homeownership
Opportunity Bonds	4.95	10/1/16	75,000	75,117
South Dakota—2.5%
South Dakota Conservancy District,
Revenue (State Revolving
Fund Program)	5.00	8/1/17	2,370,000	2,708,554

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—9.1%
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	1,000,000		1,156,330
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	6/1/13	1,000,000		1,078,720
Lower Colorado River Authority,
Revenue	5.00	5/15/15	1,000,000		1,118,750
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000		540,266
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,000,000		1,131,580
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/13	1,000,000		1,071,850
San Manuel Entertainment
Authority, Public Improvement
Revenue	4.50	12/1/16	1,000,000		890,380
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000		602,674
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,101,450
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000	[b]	8,946
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000		1,144,120

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utah—.0%
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	40,000	40,026
Washington—3.1%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000	1,151,810
Energy Northwest,
Electric Revenue
(Project Three)	5.00	7/1/15	1,000,000	1,131,430
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,120,210
Wyoming—1.0%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	1,000,000	1,060,700
U.S. Related—6.1%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	543,300
Puerto Rico Government
Development Bank,
Senior Notes	5.25	1/1/15	600,000	618,984
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.00	7/1/16	1,000,000	1,034,900
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.00	7/1/13	1,750,000	1,832,967
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.00	7/1/12	1,000,000	1,019,310
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,589,595
Total Long-Term Municipal Investments
(cost $104,178,851)				106,189,602

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.0%	Rate (%)	Date	Amount ($)	Value ($)
New York;
New York City,
GO Notes (LOC;
JPMorgan Chase Bank)
(cost $1,100,000)	0.20	4/1/11	1,100,000[c]	1,100,000

Total Investments (cost $105,278,851)			98.8%	107,289,602
Cash and Receivables (Net)			1.2%	1,266,053
Net Assets			100.0%	108,555,655

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at March 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	15.0
AA		Aa		AA	47.3
A		A		A	33.1
BBB		Baa		BBB	3.7
Not Rated[d]		Not Rated[d]		Not Rated[d]	.9
					100.0

†	Based on total investments.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		105,278,851	107,289,602
Cash			42,423
Interest receivable			1,376,877
Receivable for shares of Beneficial Interest subscribed			1,679
Prepaid expenses			29,002
			108,739,583
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			44,699
Payable for shares of Beneficial Interest redeemed			85,067
Accrued expenses			54,162
			183,928
Net Assets ($)			108,555,655
Composition of Net Assets ($):
Paid-in capital			105,933,059
Accumulated undistributed investment income—net			647
Accumulated net realized gain (loss) on investments			611,198
Accumulated net unrealized appreciation
(depreciation) on investments			2,010,751
Net Assets ($)			108,555,655

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,239,089	587,487	104,729,079
Shares Outstanding	146,384	26,547	4,731,391
Net Asset Value Per Share ($)	22.13	22.13	22.13

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Interest Income	1,983,408
Expenses:
Investment advisory fee—Note 3(a)	218,149
Accounting and administrative fees—Note 3(a)	28,500
Registration fees	22,360
Custodian fees—Note 3(c)	22,160
Shareholder servicing costs—Note 3(c)	18,824
Auditing fees	16,660
Prospectus and shareholders’ reports	5,530
Trustees’ fees and expenses—Note 3(d)	2,700
Legal fees	2,698
Distribution fees—Note 3(b)	2,073
Loan commitment fees—Note 2	142
Interest expense—Note 2	47
Miscellaneous	17,303
Total Expenses	357,146
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(103,947)
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	253,194
Investment Income—Net	1,730,214
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	695,946
Net unrealized appreciation (depreciation) on investments	(4,532,104)
Net Realized and Unrealized Gain (Loss) on Investments	(3,836,158)
Net (Decrease) in Net Assets Resulting from Operations	(2,105,944)
See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	1,730,214	3,574,491
Net realized gain (loss) on investments	695,946	274,451
Net unrealized appreciation
(depreciation) on investments	(4,532,104)	2,344,153
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,105,944)	6,193,095
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(36,601)	(17,524)
Class C Shares	(5,704)	(2,018)
Class I Shares	(1,687,262)	(3,552,313)
Net realized gain on investments:
Class A Shares	(3,630)	—
Class C Shares	(747)	—
Class I Shares	(134,715)	—
Total Dividends	(1,868,659)	(3,571,855)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,269,887	2,159,513
Class C Shares	155,781	460,579
Class I Shares	15,134,264	36,947,885
Dividends reinvested:
Class A Shares	36,941	16,272
Class C Shares	5,555	1,650
Class I Shares	1,619,112	3,107,384
Cost of shares redeemed:
Class A Shares	(644,350)	(593,981)
Class C Shares	(34,675)	(2,639)
Class I Shares	(17,627,169)	(40,074,005)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	915,346	2,022,658
Total Increase (Decrease) in Net Assets	(3,059,257)	4,643,898
Net Assets ($):
Beginning of Period	111,614,912	106,971,014
End of Period	108,555,655	111,614,912
Undistributed investment income—net	647	—

The Fund	21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Class A
Shares sold	101,110	95,287
Shares issued for dividends reinvested	1,660	720
Shares redeemed	(28,965)	(25,891)
Net Increase (Decrease) in Shares Outstanding	73,805	70,116
Class C
Shares sold	6,960	20,255
Shares issued for dividends reinvested	249	72
Shares redeemed	(1,572)	(116)
Net Increase (Decrease) in Shares Outstanding	5,637	20,211
Class I
Shares sold	679,283	1,658,013
Shares issued for dividends reinvested	72,592	138,560
Shares redeemed	(789,897)	(1,787,809)
Net Increase (Decrease) in Shares Outstanding	(38,022)	8,764

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.32	.61	.32
Net realized and unrealized
gain (loss) on investments	(.79)	.54	1.42
Total from Investment Operations	(.47)	1.15	1.74
Distributions:
Dividends from investment income—net	(.32)	(.65)	(.36)
Dividends from net realized gain on investments	(.03)	—	—
Total Distributions	(.35)	(.65)	(.36)
Net asset value, end of period	22.13	22.95	22.45
Total Return (%)[c]	(2.08)[d]	5.24	8.30[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00[e]	.96	.96[e]
Ratio of net expenses
to average net assets	.80[e]	.80	.80[e]
Ratio of net investment income
to average net assets	2.82[e]	2.80	3.31[e]
Portfolio Turnover Rate	13.56[d]	32.07	22.49
Net Assets, end of period ($ x 1,000)	3,239	1,665	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2011	Year Ended September 30,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.23	.40	.27
Net realized and unrealized
gain (loss) on investments	(.79)	.59	1.39
Total from Investment Operations	(.56)	.99	1.66
Distributions:
Dividends from investment income—net	(.23)	(.49)	(.28)
Dividends from net realized gain on investments	(.03)	—	—
Total Distributions	(.26)	(.49)	(.28)
Net asset value, end of period	22.13	22.95	22.45
Total Return (%)[c]	(2.45)[d]	4.46	7.91[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73[e]	1.74	1.72[e]
Ratio of net expenses
to average net assets	1.55[e]	1.55	1.55[e]
Ratio of net investment income
to average net assets	2.06[e]	1.94	2.59[e]
Portfolio Turnover Rate	13.56[d]	32.07	22.49
Net Assets, end of period ($ x 1,000)	587	480	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

24

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	22.95	22.45	20.85	21.60	21.69	21.71
Investment Operations:
Investment income—net[b]	.36	.73	.79	.79	.78	.78
Net realized and unrealized
gain (loss) on investments	(.79)	.50	1.60	(.75)	(.09)	(.02)
Total from Investment Operations	(.43)	1.23	2.39	.04	.69	.76
Distributions:
Dividends from
investment income—net	(.36)	(.73)	(.79)	(.79)	(.78)	(.78)
Dividends from net realized
gain on investments	(.03)	—	—	—	—	—
Total Distributions	(.39)	(.73)	(.79)	(.79)	(.78)	(.78)
Net asset value, end of period	22.13	22.95	22.45	20.85	21.60	21.69
Total Return (%)	(1.90)[c]	5.61	11.73	.12	3.26	3.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64[d]	.64	.67	.60	.59	.63
Ratio of net expenses
to average net assets	.45[d]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.19[d]	3.26	3.74	3.63	3.63	3.61
Portfolio Turnover Rate	13.56[c]	32.07	22.49	34	10	29
Net Assets, end of period
($ x 1,000)	104,729	109,470	106,900	141,949	201,480	127,927

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	Based on average shares outstanding at each month end.
c	Not Annualized.
d	Annualized.
See notes to financial statements.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board ofTrustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Municipal Bonds	—	107,289,602	—	107,289,602

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

28

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: tax exempt income $3,571,855. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011, was approximately $6,600 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

30

The Manager has agreed, until February 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .55%, .55% and .45%, respectively, of the value of the fund’s average daily net assets of Class A, Class C and Class I shares.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $103,947 during the year ended March 31, 2011.

During the period, the Trust had an agreement with The Bank of NewYork Mellon pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $28,500 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contrac-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

During the period ended March 31, 2011, the Distributor retained $716 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2011, Class C shares were charged $2,073 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class C shares were charged $3,247 and $691, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $2,338 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

32

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $182 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $22,160 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $37,026, Rule 12b-1 distribution plan fees $381, shareholder services plan fees $800, custodian fees $17,084, chief compliance officer fees $1,957 and transfer agency per account fees $227, which are offset against an expense reimbursement currently in effect in the amount of $12,776.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

end Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $17,268,792 and $14,518,821, respectively.

At March 31, 2011, accumulated net unrealized appreciation on investments was $2,010,751, consisting of $2,857,425 gross unrealized appreciation and $846,674 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

34

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”).The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Agreement, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the two- and ten-year periods when the fund’s performance was below the Performance Group median.

For each of the ten one-year periods ended December 31st from 2001 through 2010, the Board also noted that the fund’s yield performance was below the Performance Group and above the Performance Universe medians, except for the one-year period ended December 31, 2004 when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

36

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2012, so that annual direct fund operating expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .55%, .55% and .45% of the fund’s average daily net assets, respectively.A representative also noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid by Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

38

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement and approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus were reason- able in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

The Fund	39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus/Newton International Equity Fund covers the six-month period from October 1, 2010, through March 31, 2011.

Equities throughout the world fared well over the past six months. International stock markets have rallied broadly since the fall of 2010, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains.Although political uprisings in the Middle East and the disasters in Japan injected some uncertainty into the investment climate, these events do not appear to have derailed the global market rally. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 9.36%, Class C shares returned 8.90% and Class I shares returned 9.44%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 10.20% for the same period.2 International stocks generally rallied over the reporting period as markets gave credit for a perceived economic recovery.The fund’s returns were lower than its benchmark, primarily due to weak stock selection in the consumer staples and telecommunications services sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. The process of identifying investment ideas begins by identifying a core list of investment themes.These themes are based primarily on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries. During the reporting period, such themes included “all change” which asserted that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provided the rationale for the fund’s underweighted exposure to the financial sector). Elsewhere, Newton believes the “networked world” theme identifies the opportunities inherent in the growth of information technology networks around the world.

Fragile Economic Confidence Drove Markets Higher

The reporting period began in the wake of heightened volatility in international markets, as a sovereign debt crisis in Europe led to austerity budgets that threatened to dampen an already sluggish regional

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

rebound, inflationary pressures in China triggered concerns about a major engine of global growth, and Japan struggled with longstanding deflationary forces. However, it became apparent in the fall of 2010 that the market was willing to overlook some of these concerns. By October, most European banks had passed a series of undemanding “stress tests,” corporate earnings climbed (albeit from a low base), mergers-and-acquisitions activity began to tick up, commodity prices rose and major central banks implemented new programs to ease monetary policy. Greater clarity regarding fiscal and tax policies in the United States after the national midterm elections in November also boosted global investor sentiment, although there was much discussion about any potential exit strategy for the Federal Reserve from its low interest rate policy and bond buying program.

The rally in global equity markets persisted into February, when political uprisings in the Middle East sparked a sharp increase in oil and gas prices, which investors worried might threaten the global economic recovery. In March, a devastating earthquake, tsunami and nuclear disaster in Japan gave investors cause for concern regarding the world’s second largest economy, triggering a broad sell-off in international equity markets. Despite this, investor sentiment proved resilient in light of reasonable economic news in other regions, and the benchmark had regained lost ground by the reporting period’s end.

Stock Selections Produced Mixed Results

Although the fund rose appreciably in absolute terms over the reporting period, its relative performance was undermined by disappointments in the consumer staples sector, where Japanese beer producer Asahi Breweries was subject to rating-agency downgrades in the wake of the accident at the Fukushima Daiichi nuclear power plant, which is located near one of Asahi’s brewing facilities.The fund’s results in Brazil were dampened by consumer brands conglomerate Hypermarcas when investors responded negatively to the announcement of a large acquisition, which was seen as an integration risk. In the telecommunications services sector, Turkish mobile telephony company Turkcell Iletism Hizmetleri and U.K.-based Cable & Wireless Communications were hurt by intensifying competition. In addition, Banco Santander Brazil weighed on relative performance as its capital base was seen as being used to shore up the bank’s troubled parent company in Spain, and was sold during the reporting period.

4

Our security selection strategies proved more effective in the energy sector. U.K.-based exploration-and-production company Bowleven benefited from rising commodity prices, which increased the value of the company’s assets off the African coast. In Japan, natural gas producer INPEX rebounded from previous weakness as the company may benefit from Japan’s need to replace the power generation capacity lost to the nuclear disaster.To a lesser extent, an underweight to the utilities sector also contributed positively to the fund’s relative performance.

Positioned for Sluggish Global Growth

Broadly, we expect a global economic recovery to continue slowly, but the rate of growth in developed markets is likely to suffer due to the ongoing process of deleveraging among consumers and businesses. In addition, the end of quantitative easing in the United States and potentially higher interest rates could produce heightened market volatility, and highlight the fragility of the recovery.Therefore, we have positioned the fund to be overweight to the emerging markets, and have found a number of value-oriented opportunities among dividend-paying stocks, primarily in the health care and telecommunications services sectors, that have lagged market averages over the past few years.

April 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.79	$10.78	$5.43
Ending value (after expenses)	$1,093.60	$1,089.00	$1,094.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.54	$10.40	$5.24
Ending value (after expenses)	$1,018.45	$1,014.61	$1,019.75

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.07% for Class C and 1.04% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Common Stocks—95.7%	Shares	Value ($)
Australia—6.6%
AMP	1,156,906	6,497,791
MacArthur Coal	485,486	5,825,089
Newcrest Mining	274,498	11,305,982
Santos	529,655	8,519,053
White Energy	1,617,139 [a]	5,185,336
WorleyParsons	174,625	5,595,716
		42,928,967
Belgium—1.1%
Anheuser-Busch InBev	128,671	7,329,626
Brazil—3.3%
Arezzo Industria e Comercio	270,714	3,772,237
Hypermarcas	510,658[a]	6,756,018
International Meal Company Holdings	262,900	2,193,182
Natura Cosmeticos	26,976	759,705
Rossi Residencial	429,178	3,577,688
Tele Norte Leste Participacoes, ADR	227,210	3,982,991
		21,041,821
Canada—4.3%
Barrick Gold	126,354	6,567,280
Nexen	148,933	3,712,956
Potash Corporation of Saskatchewan	140,964	8,315,349
Yamana Gold	766,654	9,473,455
		28,069,040
China—1.6%
Mindray Medical International, ADR	110,947 [b]	2,795,864
Sands China	3,328,000[a]	7,427,359
		10,223,223
Denmark—.8%
Pandora	99,747	5,090,487
France—6.9%
Air Liquide	49,893	6,629,585
BNP Paribas	172,561	12,621,345
L’Oreal	46,006	5,359,391
Nexans	57,594	5,508,658

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
France (continued)
Thales	136,866	5,459,161
Total	150,837	9,182,284
		44,760,424
Germany—3.4%
Bayer	122,074	9,452,855
Fresenius Medical Care & Co.	113,574	7,627,720
Gerry Weber International	80,337	4,674,807
		21,755,382
Hong Kong—6.5%
AIA Group	2,356,800	7,256,540
Belle International Holdings	2,992,000	5,485,074
China Mobile	381,500	3,514,084
GOME Electrical Appliances Holdings	12,538,000 [a]	4,416,520
Hongkong Land Holdings	553,000	3,871,000
Huabao International Holdings	3,195,000	4,912,509
Jardine Matheson Holdings	159,200	7,090,768
Man Wah Holdings	3,631,200	4,705,568
New World Development	288,000	508,722
		41,760,785
Japan—23.4%
Asahi Breweries	359,300	5,973,935
Canon	137,000	5,962,250
DON Quijote	211,400	6,681,541
Hitachi Construction Machinery	321,000	8,038,507
INPEX	1,408	10,681,029
Lawson	98,000	4,724,453
Makita	155,000	7,211,469
Mitsubishi	300,000	8,327,723
Mitsui Fudosan	284,000	4,687,810
Nintendo	12,600	3,403,727
Nomura Holdings	1,484,500	7,763,375
Otsuka Holdings	142,500	3,520,528
Penta-Ocean Construction	892,000	2,219,812
Santen Pharmaceutical	141,900	5,655,187
Softbank	264,700	10,565,088
Sony	248,600	7,961,895

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Sumco	412,829	8,323,085
Sumitomo Mitsui Financial Group	286,200	8,897,730
Toshiba	1,436,000	7,026,352
Towa Pharmaceutical	135,100	6,829,713
Toyota Motor	431,400	17,374,249
		151,829,458
Norway—2.3%
DnB NOR	526,766	8,082,111
Statoil	246,334	6,828,444
		14,910,555
Philippines—.6%
Energy Development	27,448,500	3,801,048
Poland—.9%
Telekomunikacja Polska	939,927	5,825,720
Singapore—1.9%
DBS Group Holdings	551,000	6,399,556
Straits Asia Resources	2,838,000	5,651,234
		12,050,790
South Africa—.7%
MTN Group	216,918	4,379,082
Spain—.8%
Amadeus IT Holding, Cl. A	260,035	4,975,018
Switzerland—10.2%
Actelion	116,455[a]	6,700,759
Bank Sarasin & Cie, Cl. B	90,994	3,962,722
Lonza Group	43,641	3,660,903
Nestle	195,727	11,219,408
Novartis	180,390	9,784,464
Roche Holding	101,612	14,514,420
Syngenta	28,444	9,243,913
Zurich Financial Services	24,988	6,994,464
		66,081,053
Thailand—4.7%
Advanced Info Service	1,842,100	5,405,918
Bangkok Bank	932,500	5,120,566
Bangkok Dusit Medical Services Public Company	72,300	123,650

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
Bangkok Dusit Medical Services Public Company	2,897,200	4,938,933
Bank of Ayudhya	2,065,200	1,560,804
Bank of Ayudhya, NVDR	11,172,100	8,874,658
PTT	375,500	4,286,834
		30,311,363
Turkey—.6%
Turkcell Iletisim Hizmet, ADR	258,700	3,888,261
United Kingdom—15.1%
Anglo American	250,483	12,886,598
Associated British Foods	339,127	5,396,785
Barclays	1,770,147	7,881,550
BHP Billiton	459,994	18,152,997
Bowleven	795,855[a]	4,880,255
British American Tobacco	275,596	11,061,685
Cable & Wireless Communications	4,531,778	3,312,176
Cable & Wireless Worldwide	2,690,647	2,263,931
Carnival	45,431	1,787,038
GlaxoSmithKline	463,659	8,847,574
ICAP	1,033,291	8,752,208
Imagination Technologies Group	794,095[a]	5,467,556
Standard Chartered	260,103	6,747,089
		97,437,442
Total Common Stocks
(cost $541,296,813)		618,449,545

Preferred Stocks—1.3%
Brazil
Petroleo Brasileiro
(cost $7,791,977)	476,157	8,314,848

10

Other Investment—3.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $19,302,401)	19,302,401[c]	19,302,401

Investment of Cash Collateral
for Securities Loaned—.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,618,591)	2,618,591[c]	2,618,591
Total Investments (cost $571,009,782)	100.4%	648,685,385
Liabilities, Less Cash and Receivables	(.4%)	(2,438,948)
Net Assets	100.0%	646,246,437

ADR—American Depository Receipts
NVDR—Non-Voting Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s security on loan was $2,516,270 and the value of the collateral held by the fund was $2,618,591.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.1	Telecommunication Services	6.7
Materials	15.2	Industrial	5.7
Health Care	13.1	Information Technology	5.4
Consumer Discretionary	10.8	Money Market Investments	3.4
Energy	10.5	Utilities	.6
Consumer Staples	9.9		100.4

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,516,270)—Note 1(c):
Unaffiliated issuers		549,088,790	626,764,393
Affiliated issuers		21,920,992	21,920,992
Cash			1,297,660
Cash denominated in foreign currencies		438,914	436,260
Receivable for investment securities sold			11,413,558
Dividends and interest receivable			3,587,151
Receivable for shares of Beneficial Interest subscribed			660,224
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			60,588
Prepaid expenses			33,335
			666,174,161
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			579,695
Payable for investment securities purchased			15,813,187
Liability for securities on loan—Note 1(c)			2,618,591
Payable for shares of Beneficial Interest redeemed			414,911
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			324,571
Accrued expenses			176,769
			19,927,724
Net Assets ($)			646,246,437
Composition of Net Assets ($):
Paid-in capital			563,901,305
Accumulated undistributed investment income—net			237,781
Accumulated net realized gain (loss) on investments			4,667,997
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			77,439,354
Net Assets ($)			646,246,437

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	21,085,360	1,293,359	623,867,718
Shares Outstanding	1,176,134	72,874	34,775,804
Net Asset Value Per Share ($)	17.93	17.75	17.94
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $473,922 foreign taxes withheld at source):
Unaffiliated issuers	5,479,331
Affiliated issuers	18,010
Income from securities lending—Note 1(c)	14,716
Interest	577
Total Income	5,512,634
Expenses:
Investment advisory fee—Note 3(a)	2,336,877
Shareholder servicing costs—Note 3(c)	414,218
Custodian fees—Note 3(c)	189,125
Registration fees	36,060
Accounting and administration fees—Notes 3(a)	36,000
Professional fees	32,232
Trustees’ fees and expenses—Note 3(d)	14,551
Distribution fees—Note 3(b)	5,317
Prospectus and shareholders’ reports	2,971
Loan commitment fees—Note 2	718
Miscellaneous	16,879
Total Expenses	3,084,948
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	3,084,943
Investment Income—Net	2,427,691
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	13,283,673
Net realized gain (loss) on forward foreign currency exchange contracts	(1,058,098)
Net Realized Gain (Loss)	12,225,575
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	34,448,221
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	1,004,357
Net Unrealized Appreciation (Depreciation)	35,452,578
Net Realized and Unrealized Gain (Loss) on Investments	47,678,153
Net Increase in Net Assets Resulting from Operations	50,105,844

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	2,427,691	6,698,573
Net realized gain (loss) on investments	12,225,575	10,965,846
Net unrealized appreciation
(depreciation) on investments	35,452,578	3,229,954
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,105,844	20,894,373
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(186,610)	(131,070)
Class C Shares	(3,732)	(8,639)
Class I Shares	(6,484,341)	(2,885,834)
Net realized gain on investments:
Class A Shares	(294,754)	—
Class C Shares	(21,745)	—
Class I Shares	(8,019,784)	—
Total Dividends	(15,010,966)	(3,025,543)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,958,941	9,676,967
Class C Shares	85,912	415,438
Class I Shares	115,217,329	194,598,875
Dividends reinvested:
Class A Shares	477,012	130,729
Class C Shares	25,467	8,590
Class I Shares	7,750,756	940,851
Cost of shares redeemed:
Class A Shares	(3,538,968)	(8,184,510)
Class C Shares	(252,254)	(287,112)
Class I Shares	(33,629,054)	(44,153,805)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	90,095,141	153,146,023
Total Increase (Decrease) in Net Assets	125,190,019	171,014,853
Net Assets ($):
Beginning of Period	521,056,418	350,041,565
End of Period	646,246,437	521,056,418
Undistributed investment income—net	237,781	4,484,773

14

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Class A
Shares sold	222,878	593,707
Shares issued for dividends reinvested	27,493	7,895
Shares redeemed	(199,112)	(513,536)
Net Increase (Decrease) in Shares Outstanding	51,259	88,066
Class C
Shares sold	4,892	25,679
Shares issued for dividends reinvested	1,479	523
Shares redeemed	(14,571)	(18,780)
Net Increase (Decrease) in Shares Outstanding	(8,200)	7,422
Class I
Shares sold	6,485,605	11,997,797
Shares issued for dividends reinvested	446,730	56,849
Shares redeemed	(1,902,526)	(2,716,420)
Net Increase (Decrease) in Shares Outstanding	5,029,809	9,338,226
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2011	Year Ended September 30,
Class A Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.80	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.05	.21	.29	.14
Net realized and unrealized
gain (loss) on investments	1.51	.44	(1.57)	(5.20)
Total from Investment Operations	1.56	.65	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.16)	(.13)
Dividends from net realized gain on investments	(.26)	—	(.47)	—
Total Distributions	(.43)	(.12)	(.63)	(.13)
Net asset value, end of period	17.93	16.80	16.27	18.18
Total Return (%)[c]	9.36[d]	3.99	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30[e]	1.32	1.52	2.35[e]
Ratio of net expenses
to average net assets	1.30[e]	1.32	1.26	1.40[e]
Ratio of net investment income
to average net assets	.53[e]	1.29	2.27	1.61[e]
Portfolio Turnover Rate	33.55[d]	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	21,085	18,901	16,864	4,412

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

16

Six Months Ended
	March 31, 2011	Year Ended September 30,
Class C Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.59	16.17	18.14	23.37
Investment Operations:
Investment income (loss)—net[b]	(.03)	.08	.26	.05
Net realized and unrealized
gain (loss) on investments	1.50	.45	(1.59)	(5.15)
Total from Investment Operations	1.47	.53	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.17)	(.13)
Dividends from net realized gain on investments	(.26)	—	(.47)	—
Total Distributions	(.31)	(.11)	(.64)	(.13)
Net asset value, end of period	17.75	16.59	16.17	18.14
Total Return (%)[c]	8.90[d]	3.20	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07[e]	2.11	1.83	6.42[e]
Ratio of net expenses to average net assets	2.07[e]	2.11	1.42	2.15[e]
Ratio of net investment income (loss)
to average net assets	(.31)[e]	.52	2.07	.49[e]
Portfolio Turnover Rate	33.55[d]	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	1,293	1,345	1,191	399

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2011			Year Ended September 30,
Class I Shares	(Unaudited)	2010	2009	2008[a]	2007	2006[b]
Per Share Data ($):
Net asset value,
beginning of period	16.84	16.27	18.21	26.94	21.51	20.00
Investment Operations:
Investment income—net[c]	.07	.25	.30	.31	.35	.27
Net realized and unrealized
gain (loss) on investments	1.50	.45	(1.59)	(6.64)	5.41	1.54
Total from Investment Operations	1.57	.70	(1.29)	(6.33)	5.76	1.81
Distributions:
Dividends from
investment income—net	(.21)	(.13)	(.18)	(.35)	(.20)	(.30)
Dividends from net realized
gain on investments	(.26)	—	(.47)	(2.05)	(.13)	—
Total Distributions	(.47)	(.13)	(.65)	(2.40)	(.33)	(.30)
Net asset value, end of period	17.94	16.84	16.27	18.21	26.94	21.51
Total Return (%)	9.44[d]	4.31	(6.32)	(25.80)	26.92	9.15[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[e]	1.07	1.16	1.59	1.36	1.53[e]
Ratio of net expenses
to average net assets	1.04[e]	1.07	1.13	1.15	1.15	1.15[e]
Ratio of net investment income
to average net assets	.84[e]	1.57	2.41	1.33	1.45	1.63[e]
Portfolio Turnover Rate	33.55[d]	64.45	115.69	105	87	84[d]
Net Assets, end of period
($ x 1,000)	623,868	500,811	331,986	61,779	49,134	33,354

a	The fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated
Class I and the fund added Class A, Class C and Class R shares.The fund terminated its offering of Class R shares on December 3, 2008.
b	From December 21, 2005 (commencement of operations) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

20

and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

22

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011,The Bank of New York Mellon earned $7,924 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

24

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: ordinary income $3,025,543. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.There was no reduction in the investment advisory fee, pursuant to the undertaking, during the period ended March 31, 2011.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period, the Trust had an agreement with The Bank of NewYork Mellon pursuant to which The Bank of NewYork Mellon provided administration and fund accounting services for the fund. For these services, the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket

26

expenses. Pursuant to this agreement, the fund was charged $36,000 during the period ended March 31, 2011 for administration and fund accounting services.

At a Board Meeting of the Trust held on February 15-16, 2011, the Board of Trustees of the Trust terminated the agreement with The Bank of New York Mellon and, on behalf of the Trust, entered into a Fund Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, effective May 1, 2011, whereby Dreyfus will perform administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.

The fund also will reimburse Dreyfus for the out-of-pocket expenses incurred by it in performing this service for the fund.

During the period ended March 31, 2011, the Distributor retained $1,174 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2011, Class C shares were charged $5,317 pursuant to the Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class C shares were charged $25,352 and $1,772, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $2,995 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $173 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

28

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $189,125 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $494,722, Rule 12b-1 distribution plan fees $872, shareholder services plan fees $4,718, custodian fees $76,805, chief compliance officer fees $1,957 and transfer agency per account fees $621.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2011, redemption fees charged and retained by the fund amounted to $1,713.

Effective December 15, 2010, the fund no longer charges a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2011, amounted to $251,461,030 and $188,839,039, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency

30

risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 4/4/2011	892,434	920,273	923,089	2,816
Brazilian Real,
Expiring 4/1/2011	159,726	98,160	97,832	(328)
Brazilian Real,
Expiring 4/1/2011	338,280	207,891	207,197	(694)
Brazilian Real,
Expiring 4/1/2011	272,123	167,234	166,676	(558)
British Pound,
Expiring 4/1/2011	1,884,690	3,022,665	3,023,437	772
British Pound,
Expiring 4/4/2011	29,149	46,993	46,761	(232)
Canadian Dollar,
Expiring 4/1/2011	657,043	677,979	677,713	(266)
Danish Krone,
Expiring 4/4/2011	653,081	124,455	124,132	(323)
Euro,
Expiring 4/1/2011	1,056,045	1,500,616	1,496,620	(3,996)
Hong Kong Dollar,
Expiring 4/1/2011	5,806,735	745,715	746,506	791
Japanese Yen,
Expiring
5/13/2011	1,589,128,000	19,426,755	19,109,587	(317,168)
Norwegian Krone,
Expiring 4/1/2011	2,018,770	360,849	365,041	4,192
Philippine Peso,
Expiring 4/4/2011	4,012,856	92,483	92,462	(21)
Polish Zloty,
Expiring 4/1/2011	403,443	142,291	142,077	(214)
South African Rand,
Expiring 4/6/2011	729,783	107,441	107,876	435
Swiss Franc,
Expiring 4/1/2011	1,413,032	1,534,037	1,538,413	4,376
Thai Baht,
Expiring 4/4/2011	3,223,440	106,595	106,577	(18)

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Thai Baht,
Expiring 4/4/2011	4,055,753	134,119	134,097	(22)
Thai Baht,
Expiring 4/4/2011	3,730,014	123,347	123,327	(20)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 4/1/2011	61,332	62,760	63,439	(679)
Brazilian Real,
Expiring 4/4/2011	1,568,988	972,413	961,007	11,406
Brazilian Real,
Expiring 4/5/2011	758,611	470,281	464,650	5,631
Hong Kong Dollar,
Expiring 4/4/2011	438,362	56,323	56,355	(32)
Japanese Yen,
Expiring 4/4/2011	134,819,631	1,623,191	1,620,818	2,373
Japanese Yen,
Expiring 4/5/2011	163,809,314	1,976,056	1,969,335	6,721
Japanese Yen,
Expiring
5/13/2011	1,589,128,000	19,127,845	19,109,587	18,258
Swiss Franc,
Expiring 4/1/2011	918,760	1,003,100	1,000,283	2,817
Gross Unrealized
Appreciation				60,588
Gross Unrealized
Depreciation				(324,571)

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2011:

Average Market Value ($)
Forward contracts	55,507,943

At March 31, 2011, accumulated net unrealized appreciation on investments was $77,675,603, consisting of $89,158,130 gross unrealized appreciation and $11,482,527 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on February 15 and 16, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Advisory Agreements”), pursuant to which Newton Capital Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board also considered the approval of a new Fund Accounting and Administrative Services Agreement (the “Administration Agreement” and together with the Advisory Agreements, the “Agreements”) pursuant to which Dreyfus would provide the fund with administrative services.1 The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Advisory Agreements and the approval of the Administration Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians

34

and the four-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians. A representative of Dreyfus noted that, in connection with the Administration Agreement and its related fees, Dreyfus contractually agreed to waive any fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered, or to be rendered, and service levels provided, or to be provided, by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Advisory Agreements

36

and the approval of the Administration Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved per- formance, in light of the considerations described above.

  The Board concluded that the fees payable to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Advisory Agreements and approval of the Administration Agreement was in the best interests of the fund and its shareholders.

1	Until May 1, 2011, administrative services were provided pursuant to a Custody,Administration and Accounting Services Agreement with The Bank of NewYork Mellon.

The Fund	37

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: May 24, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6